                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                               OPTIMUM FUND TRUST
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                               OPTIMUM FUND TRUST

                          OPTIMUM LARGE CAP VALUE FUND
                          OPTIMUM SMALL CAP VALUE FUND
                           OPTIMUM INTERNATIONAL FUND
                           OPTIMUM FIXED INCOME FUND

                                OCTOBER 7, 2005

Dear Shareholder:

     Enclosed is a Notice of a Joint Special Meeting of Shareholders and related Proxy Statement for a joint special meeting of shareholders (the "Special Meeting") of Optimum Large Cap Value Fund, Optimum Small Cap Value Fund, Optimum International Fund and Optimum Fixed Income Fund (each a "Fund" and together, the "Funds"). The Special Meeting will be held on November 17, 2005. The purpose of the Special Meeting is to vote on a new sub-advisory agreement for each of the Funds. Your vote on these proposals is necessary due to a change in a Fund's sub-adviser or the need to add a sub-adviser to manage a Fund's growing assets. These proposals will not result in a change to the investment management fees paid by you. As a shareholder, you have the opportunity to voice your opinion on matters that affect your Fund(s). This package contains information about the proposals and the materials to use when voting by mail, telephone or through the Internet.

     Whether or not you plan to attend the Special Meeting, please read the enclosed materials and cast your vote promptly. If you determine at a later date that you wish to attend the Special Meeting, you may revoke your proxy and vote in person. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

     All of the proposals have been carefully reviewed by the Funds' Board of Trustees. The Trustees, most of whom are not affiliated with the Funds' investment manager, are responsible for protecting your interests as a shareholder. The Trustees believe that these proposals are in the best interests of shareholders. They recommend that you vote FOR each proposal on which you are entitled to vote.

     The enclosed Proxy Statement has been prepared in a Q&A format in order to assist you in understanding the proposals.

     VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s) and follow the recorded or online instructions.

     If you have any questions before you vote, please call Computershare Fund Services Inc., the Funds' proxy solicitor, at 1-866-343-1411 (toll free). They will be glad to help you get your vote in quickly. You may also receive a telephone call from Computershare Fund Services Inc. reminding you to vote your shares. Thank you for your participation in this important initiative.


                                        Sincerely,

                                        /s/ John C.E. Campbell
                                        ----------------------
                                        John C.E. Campbell

                                        President and Chief Executive Officer

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



                               OPTIMUM FUND TRUST

                          OPTIMUM LARGE CAP VALUE FUND
                          OPTIMUM SMALL CAP VALUE FUND
                           OPTIMUM INTERNATIONAL FUND
                           OPTIMUM FIXED INCOME FUND

                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103
                                 1-800-914-0278

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 17, 2005


To the Shareholders of Optimum Large Cap Value Fund, Optimum Small Cap Value Fund, Optimum International Fund and Optimum Fixed Income Fund:

     This is your official notice that a Joint Special Meeting of Shareholders (the "Special Meeting") of Optimum Large Cap Value Fund, Optimum Small Cap Value Fund, Optimum International Fund and Optimum Fixed Income Fund (each a "Fund" and together, the "Funds"), each a series of Optimum Fund Trust, a Delaware statutory trust (the "Trust"), has been called by the Board of Trustees of the Trust and will be held at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on November 17, 2005 at 4:00 p.m., Eastern Time. The Special Meeting has been called for the following purposes:

      1. For shareholders of Optimum Large Cap Value Fund only, to approve a new Sub-Advisory Agreement between Delaware Management Company, a series of Delaware Management Business Trust and the Funds' investment manager ("DMC"), and TCW Investment Management Company ("TCW"), under which TCW would serve as one of two sub-advisers to such Fund;

      2. For shareholders of Optimum Small Cap Value Fund only, to approve a new Sub-Advisory Agreement between DMC and The Killen Group, Inc. ("Killen"), under which Killen would serve as one of three sub-advisers to such Fund;

      3. For shareholders of Optimum International Fund only, to approve a new Sub-Advisory Agreement between DMC and Alliance Capital Management L.P. ("Alliance"), under which Alliance would serve as one of two sub-advisers to such Fund;

      4. For shareholders of Optimum Fixed Income Fund only, to approve a new Sub-Advisory Agreement between DMC and Aberdeen Asset Management Inc. ("AAMI"), under which AAMI would serve as the Fund's sub-adviser; and

      5. The transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

     Proposals 1-4 set forth above are more fully described in the attached Proxy Statement. Shareholders of record of the Funds as of the close of business on September 8, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE YOUR SHARES BY MAILING THE PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY VOTING BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN MORE DETAIL IN THE ATTACHED PROXY STATEMENT. YOUR VOTE IS IMPORTANT.

                                      By Order of the Board of Trustees,

                                      /s/ Anthony G. Ciavarelli
                                      ----------------------------
                                      Anthony G. Ciavarelli
                                      Assistant Secretary

October 7, 2005

     TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD(S), SIGN IT (THEM) AND RETURN IT
(THEM) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU PREFER, YOU MAY INSTEAD VOTE BY TELEPHONE OR THROUGH THE INTERNET. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE SPECIAL MEETING OR VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Special Meeting Information .............................................      1

Purpose of the Special Meeting ..........................................      1

Overview of the Proposals ...............................................      2

Voting Information ......................................................      3

Proposal 1: For Shareholders of Optimum Large Cap Value Fund Only,
  Approval of the Proposed Sub-Advisory Agreement between DMC and TCW....      3

Proposal 2: For Shareholders of Optimum Small Cap Value Fund Only,
  Approval of the Proposed Sub-Advisory Agreement between DMC and Killen.      8

Proposal 3: For Shareholders of Optimum International Fund Only,
  Approval of the Proposed Sub-Advisory Agreement between DMC and
  Alliance...............................................................     12

Proposal 4: For Shareholders of Optimum Fixed Income Fund Only, Approval
  of the Proposed Sub-Advisory Agreement between DMC and AAMI............     17

Additional Information About DMC and the Trust's Other Service Providers      22

Voting Requirements .....................................................     22

Principal Shareholders ..................................................     24

Shareholder Reports .....................................................     24

Shareholder Proposals ...................................................     24

Exhibit A: Proposed  Sub-Advisory Agreement between DMC and TCW .........    A-1

Exhibit B: Proposed  Sub-Advisory Agreement between DMC and Killen ......    B-1

Exhibit C: Proposed  Sub-Advisory Agreement between DMC and Alliance ....    C-1

Exhibit D: Proposed  Sub-Advisory Agreement between DMC and AAMI ........    D-1

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



                    JOINT SPECIAL MEETING OF SHAREHOLDERS OF

                          OPTIMUM LARGE CAP VALUE FUND
                          OPTIMUM SMALL CAP VALUE FUND
                           OPTIMUM INTERNATIONAL FUND
                           OPTIMUM FIXED INCOME FUND

                   FOUR SEPARATE SERIES OF OPTIMUM FUND TRUST
                        TO BE HELD ON NOVEMBER 17, 2005

                                PROXY STATEMENT


SPECIAL MEETING INFORMATION

Q.   WHO IS ASKING FOR MY VOTE?

     The Board of Trustees (the "Board" or the "Trustees") of Optimum Fund Trust (the "Trust"), in connection with the Joint Special Meeting of Shareholders of the Optimum Large Cap Value Fund ("Large Cap Value Fund"), Optimum Small Cap Value Fund ("Small Cap Value Fund"), Optimum International Fund ("International Fund") and Optimum Fixed Income Fund ("Fixed Income Fund"), four separate series of the Trust (each a "Fund" and together, the "Funds"), to be held at 4:00 p.m., Eastern Time, on November 17, 2005 (the "Special Meeting") at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, is requesting your vote on several matters. It is expected that the Notice of the Special Meeting, the proxy card(s), and this Proxy Statement will be first mailed to shareholders of record on or about October 7, 2005.

Q.   WHO IS ELIGIBLE TO VOTE?

     Shareholders of record of the Funds at the close of business on September 8, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record of a Fund will be entitled to one vote for each dollar of net asset value per share of such Fund and a proportionate fractional vote for any fractional dollar value held as of the Record Date on each matter presented at the Special Meeting with respect to that Fund.

PURPOSE OF THE SPECIAL MEETING

Q.   WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

     The purpose of the Special Meeting is to consider the proposals described below (each a "Proposal" and together, the "Proposals"), and any other business that may properly come before the Special Meeting:

Proposal 1                          For shareholders of the Large Cap Value
                                    Fund only, to approve a new Sub-Advisory
                                    Agreement between Delaware Management
                                    Company, a series of Delaware Management
                                    Business Trust and the Funds' investment manager ("DMC"), and TCW Investment
                                    Management Company ("TCW"), under which TCW would serve as one of two sub-advisers to such Fund.

Proposal 2                          For shareholders of the Small Cap Value
                                    Fund only, to approve a new Sub-Advisory
                                    Agreement between DMC and The Killen Group,
                                    Inc. ("Killen"), under which Killen would serve as one of three sub-advisers to such Fund.

Proposal 3                          For shareholders of the International Fund
                                    only, to approve a new Sub-Advisory
                                    Agreement between DMC and Alliance Capital
                                    Management L.P. ("Alliance"), under which
                                    Alliance would serve as one of two
                                    sub-advisers to such Fund.

Proposal 4                          For shareholders of the Fixed Income Fund
                                    only, to approve a new Sub-Advisory
                                    Agreement between DMC and Aberdeen Asset
                                    Management Inc. ("AAMI"), under which AAMI would serve as the Fund's sub-adviser.

     The approval of one or more of the Proposals is not dependent upon the approval of any other Proposal. If a Proposal is not approved by the applicable Fund's shareholders, the Board will meet with DMC to discuss what further action should be taken.

OVERVIEW OF THE PROPOSALS

Q.   WHY ARE THE SUB-ADVISORY AGREEMENTS FOR THE FUNDS BEING PROPOSED?

     TCW and Alliance each have already replaced a prior sub-adviser for the Large Cap Value Fund and International Fund, respectively, pursuant to an interim sub-advisory agreement. In addition to the approval of the interim agreements, the Board also approved a final sub-advisory agreement with each of these sub-advisers to be submitted to shareholders of the Large Cap Value and International Funds for approval. For the Large Cap Value Fund, DMC recommended that TCW replace Morgan Stanley Investment Management, Inc. (doing business as Van Kampen) ("Van Kampen") as a sub-adviser to the Fund. The Trust's Board approved an Interim Sub-Advisory Agreement between DMC and TCW on August 2, 2005 (the "Interim TCW Agreement"), pursuant to which TCW is currently serving as a sub-adviser to the Fund. Massachusetts Financial Services Company ("MFS")(1) currently serves, and will continue to serve, as the other sub-adviser to the Large Cap Value Fund. For the International Fund, DMC recommended that Alliance replace Marsico Capital Management, LLC ("Marsico") as a sub-adviser to such Fund. The Trust's Board approved an Interim Sub-Advisory Agreement between DMC and Alliance on September 15, 2005 (the "Interim Alliance Agreement"), pursuant to which Alliance is currently serving as a sub-adviser to the International Fund. Mondrian Investment Partners Limited ("Mondrian")(2) currently serves, and will continue to serve, as the other sub-adviser to the International Fund.

     For the Small Cap Value Fund, DMC recommended that an additional sub-adviser be appointed to manage the Fund's growing assets. DMC has been advised by one of the Small Cap Value Fund's two current sub-advisers, Hotchkis & Wiley Capital Management, LLC ("Hotchkis")(3), that it is soon approaching the maximum level of assets that it can manage effectively for such Fund. As a result, DMC recommended to the Board that Killen be appointed as a third sub-adviser for the Small Cap Value Fund in order to accommodate the Fund's current and future asset growth. On June 16, 2005, the Fund's Board approved Killen as an additional sub-adviser for the Fund, subject to shareholder approval of a Sub-Advisory Agreement between DMC and Killen (the "Proposed Killen Agreement").

     For the Fixed Income Fund, the business and certain assets related to the Deutsche Investment Management Americas Inc. ("DIMA")(4) Philadelphia active fixed income portfolio management team, which is currently responsible for managing a segment of the Fixed Income Fund's assets (the "DIMA Fixed Income Group"), are being sold by DIMA's ultimate parent, Deutsche Bank AG ("Deutsche"), to Aberdeen Asset Management PLC ("Aberdeen") pursuant to a Sale and Purchase Agreement dated July 7, 2005 (the "Acquisition"). If the Acquisition is completed, the DIMA Fixed Income Group will become part of AAMI, a subsidiary of Aberdeen. DMC has recommended that the DIMA Fixed Income Group continue to provide sub-advisory services to the Fixed Income Fund after the Acquisition. However, in order for the DIMA Fixed Income Group to continue managing a segment of the Fixed Income Fund's assets after the Acquisition, DMC must enter into a new sub-advisory agreement with AAMI.

     The Investment Company Act of 1940, as amended (the "1940 Act"), requires that the applicable Funds' shareholders approve the proposed final sub-advisory agreements with TCW, Killen, Alliance and AAMI before the Trust enters into such agreements on behalf of the Funds. However, the Trust may not be required to seek shareholder approval of sub-advisory agreements in the future if it is granted relief from certain requirements of the 1940 Act by the U.S. Securities and Exchange Commission ("SEC"), which relief the Trust has requested. If granted by the SEC, DMC would be permitted to enter into sub-advisory agreements with sub-advisers approved by the Board, subject to certain conditions, but without the requirement of seeking shareholder approval. In addition, the SEC has proposed Rule 15a-5 under the 1940 Act that, if adopted as proposed, would permit the Trust and DMC to employ a manager of managers structure with respect to the Funds without receiving the relief the Trust has requested. To date, the proposed rule has not been adopted.

Q.   HOW DO THE TRUSTEES RECOMMEND THAT I VOTE ON THESE PROPOSALS?

     The Trustees recommend that shareholders vote FOR each Proposal.

Q.   WHO IS PAYING FOR EXPENSES RELATED TO THE SPECIAL MEETING?

     Each Fund will bear its proportionate share of the costs relating to the Proxy Statement preparation, printing, mailing and solicitation and the Special Meeting, except that DIMA will bear such costs on behalf of the Fixed Income Fund.
---------------
(1)  MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.
(2)  Mondrian is located at 80 Cheapside, 3rd Floor, London, England EC2V 6EE.
(3)  Hotchkis is located at 725 South Figueroa Street, 39th Floor, Los
     Angeles, California 90017-5439.
(4)  DIMA is located at 345 Park Avenue, New York, New York 10154.

Q.   WHEN WILL THE PROPOSALS TAKE EFFECT IF THEY ARE APPROVED?

     If the Proposals are approved by the Funds' shareholders: (i) TCW will continue managing the portion of the Large Cap Value Fund that it is currently managing pursuant to the Interim TCW Agreement (as described herein); (ii) Killen will begin managing a portion of the Small Cap Value Fund shortly after obtaining shareholder approval of the Proposed Killen Agreement; (iii) Alliance will continue managing the portion of the International Fund that it is currently managing pursuant to the Interim Alliance Agreement (as described herein); and (iv) AAMI will begin managing the portion of the Fixed Income Fund currently managed by DIMA immediately after the closing of the Acquisition, which is anticipated to occur on or about November 30, 2005.

VOTING INFORMATION

Q.   HOW DO I VOTE MY SHARES?

     You may vote your shares by attending the Special Meeting in person, by mail, by telephone or through the Internet. To cast your vote by mail, simply fill out, sign, date and send us the enclosed proxy card(s) in the postage-paid envelope provided. To vote by telephone or through the Internet, call the toll-free number or visit the web site indicated on your proxy card(s) and follow the recorded or online instructions.

     Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for the Proposal(s) applicable to you, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card(s), but do not specify a vote for a Proposal on which you are entitled to vote, your shares will be voted by the persons specified on the proxy card(s) FOR such Proposal.

Q.   IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

     You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Trust a written revocation, (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting.

PROPOSAL 1: FOR SHAREHOLDERS OF THE LARGE CAP VALUE FUND ONLY, APPROVAL OF THE
            PROPOSED SUB-ADVISORY AGREEMENT BETWEEN DMC AND TCW

Q.   WHAT CHANGES ARE PROPOSED FOR THE LARGE CAP VALUE FUND?

     The investment affairs of the Large Cap Value Fund are managed by DMC. DMC has currently divided the Large Cap Value Fund's portfolio into two segments. From the Large Cap Value Fund's inception until July 26, 2005, these segments were managed separately by MFS and Van Kampen using their respective proprietary investment strategies, subject to the supervision of DMC and the oversight of the Board. As part of its supervision of MFS and Van Kampen, DMC regularly evaluated various aspects of their performance. A review of the relative performance and portfolio characteristics of MFS and Van Kampen described by DMC at the Board's June 16, 2005 meeting (the "June 2005 Board Meeting") revealed that since the Large Cap Value Fund's inception, the segment of the Fund managed by MFS had cumulatively outperformed Van Kampen's segment, particularly during downturns in the market by losing less in value during such downturns. Since the Large Cap Value Fund's inception, the Van Kampen segment's performance also had generally been more volatile than the MFS segment. These factors caused DMC to conclude that the Large Cap Value Fund's performance might be enhanced with the introduction of a new sub-adviser.

     The choice of TCW to replace Van Kampen followed an extensive search and rigorous screening process by DMC. Linsco/Private Ledger Corp. ("LPL"), an investment consultant for DMC, assisted with the process. Each potential sub-adviser that passed an initial screening was further reviewed to, among other things, assess that sub-adviser's investment philosophy and process, the qualifications and suitability of the people making investment decisions, the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the Large Cap Value Fund, and how well its investment style would complement MFS.

     After identifying a relatively small number of candidates that satisfied the initial criteria, further screening based on specific investment criteria was conducted. In making its final decision, DMC also conducted due diligence to seek to ensure that TCW is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, DMC identified TCW as its choice for co-managing the Large Cap Value Fund along with MFS.

     At the June 2005 Board Meeting, DMC presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. DMC explained that TCW's management of its proprietary large cap value fund (the "TCW Fund"), which has a similar investment objective to the Large Cap Value Fund, had demonstrated a disciplined and proven investment process that had generated strong, risk adjusted returns over the past three and five year periods. DMC also explained that, while the TCW Fund is generally more of an aggressive, concentrated portfolio than the segment previously managed by Van Kampen, it had delivered upside return with less volatility. Moreover, TCW's management of the TCW Fund suggested that there would be less overlap in portfolio security holdings with MFS, the Large Cap Value Fund's other sub-adviser; thus, providing greater diversification. DMC, with assistance from LPL, described the compatibility of the investment philosophies and methodologies of TCW and MFS.

     Following DMC's presentation, the Trustees, including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), approved the termination of the Sub-Advisory Agreement between DMC and Van Kampen (the "Van Kampen Agreement") and, upon the recommendation of DMC, approved a new sub-advisory agreement between DMC and TCW (the "Proposed TCW Agreement") appointing TCW as a sub-adviser for the Fund to co-manage the Fund's portfolio with MFS. The form of the Proposed TCW Agreement is attached as Exhibit A to this Proxy Statement. TCW's replacement of Van Kampen as a sub-adviser for the Large Cap Value Fund became effective on July 26, 2005, pursuant to the Interim TCW Agreement (described below).

     DMC also recommended that TCW begin providing sub-advisory services to the Large Cap Value Fund prior to obtaining shareholder approval of the Proposed TCW Agreement in order to seek the benefits of TCW's advisory services. Therefore, at a special telephonic meeting held on August 2, 2005 (the "August 2005 Special Meeting"), and as permitted by applicable law, the Board, including a majority of the Independent Trustees, approved the Interim TCW Agreement to permit TCW to manage the segment of the Fund's assets previously managed by Van Kampen (the "managed segment"). As described below in more detail, the Interim TCW Agreement is substantially similar in form and provisions to the Van Kampen Agreement, except for the provisions relating to its term and termination and compliance policies and procedures.

     As provided in the Interim TCW Agreement and Proposed TCW Agreement, DMC will, in its capacity as investment manager for the Large Cap Value Fund, determine what portion of such Fund's assets should be allocated to TCW. The percentage of the Large Cap Value Fund's total assets that will be allocated to TCW may be modified, from time to time, in DMC's sole discretion.

Q.   WHAT SHOULD I KNOW ABOUT TCW?

     TCW was founded in 1987 and is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). TCW's headquarters are located at 865 South Figueroa Street, Los Angeles, CA 90017. TCW's investment and professional staff are located at this address and at 200 Park Avenue, Suite 2200, New York, NY 10166. As of June 30, 2005, TCW and its affiliated advisers had total assets under management of approximately $116 billion, including their proprietary TCW Galileo Family of Funds. Societe General Asset Management ("SGAM"), which is located at 2 Place de la Coupole, 92078, Paris, France holds an approximately 67% ownership interest in TCW's parent company - The TCW Group, Inc. SGAM is a wholly owned subsidiary of Societe General, S.A., a publicly held corporation, located at 29 Boulevard Haussmann, 75009, Paris, France. TCW is not affiliated with DMC.

     Set forth below is a listing of the principal executive officer and each director of TCW. The positions of the principal executive officer and each director of TCW constitute their principal occupations. The business address of each person listed below is the same as TCW's.


NAME                             TITLE/POSITION
----                             -----------------------------------------------
Alvin R. Albe, Jr.               Director, Chief Executive Officer and President
Thomas E. Larkin, Jr.            Director and Vice Chairman
Marc I. Stern                    Director and Chairman

     TCW currently manages the assets of one other registered investment company that has an investment objective and strategies similar to that of the Large Cap Value Fund. The following is the name of such other investment company and its assets, advisory fee and fee waivers as of June 30, 2005:


NAME OF FUND                                      NET ASSETS      ANNUAL ADVISORY FEE   FEE WAIVERS
------------                                    --------------    -------------------   -----------
TCW Galileo Dividend Focused Fund               $741.5 million           0.75%              N/A

Q. HOW DO THE MATERIAL PROVISIONS OF THE PROPOSED TCW AGREEMENT COMPARE TO THE VAN KAMPEN AGREEMENT?

     The Van Kampen Agreement was originally approved by the Board, including a majority of its Independent Trustees, on July 17, 2003, and was approved by the initial shareholder of the Large Cap Value Fund in connection with such Fund's organization and became effective on July 31, 2003. The Van Kampen Agreement had not been submitted to the Board, or Fund shareholders, for reapproval since that time.

     Advisory Services. Under the Proposed TCW Agreement, DMC, as manager, will retain TCW as a sub-adviser and, subject to DMC's supervision, TCW will continue to manage the managed segment pursuant to the Interim TCW Agreement, which is described in greater detail below. The services to be provided to the Large Cap Value Fund by TCW, as sub-adviser, under the Proposed TCW Agreement will be the same as those previously provided by Van Kampen under the Van Kampen Agreement and currently provided by TCW under the Interim TCW Agreement.

     Under the Van Kampen Agreement, Van Kampen was responsible for the day-to-day portfolio management of the managed segment and determined from time to time the securities and other investments that were purchased, retained or sold with respect to the managed segment. In addition, Van Kampen implemented such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers selected by Van Kampen. Van Kampen provided these services under the Van Kampen Agreement in accordance with the Large Cap Value Fund's investment objectives, policies and restrictions, as stated in its current prospectus and statement of additional information. TCW will have the same contractual obligations and duties under the Proposed TCW Agreement.

     The Van Kampen Agreement required, and the Proposed TCW Agreement requires, the sub-adviser to maintain all books and records with respect to the securities transactions of the managed segment and to furnish the Board such periodic and special reports as the Board may request.

     Fees. Pursuant to the Investment Advisory Agreement dated July 17, 2003 between the Trust and DMC (the "DMC Advisory Agreement"), DMC receives an annual advisory fee from the Large Cap Value Fund. This fee is payable to DMC by the Large Cap Value Fund, based on its average daily net assets, as follows:

     0.80% of assets up to $100 million
     0.7375% of assets from $100 million to $250 million
     0.7125% of assets from $250 million to $500 million
     0.6875% of all assets above $500 million

     The terms of the DMC Advisory Agreement will not be affected by this Proposal. The Large Cap Value Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by DMC out of the fees it receives under the DMC Advisory Agreement. Therefore, the approval of the Proposed TCW Agreement will not affect the overall investment advisory fee payable by the Large Cap Value Fund to DMC. However, the sub-advisory fees under the Proposed TCW Agreement differ from those under the Van Kampen Agreement. The annual rate of sub-advisory fees payable to Van Kampen by DMC, based on the average daily net assets of the managed segment, was as follows:

     0.45% of assets up to $100 million
     0.425% of assets from $100 million to $250 million
     0.40% of assets from $250 million to $500 million
     0.35% of all assets above $500 million

     Under the Proposed TCW Agreement, the annual rate of sub-advisory fees payable to TCW by DMC, based on the average daily net assets of the managed segment, will be as follows:

     0.70% of assets up to $25 million
     0.50% of assets from $25 million to $100 million
     0.35% of assets from $100 to $250 million
     0.325% of all assets above $250 million

     For the fiscal year ended March 31, 2005, Van Kampen received $343,548 for its sub-advisory services to the Large Cap Value Fund. Had the Proposed TCW Agreement been in effect during the fiscal year ended March 31, 2005, TCW would have received $425,576 for its services as sub-adviser, which is approximately 23.9% more than what Van Kampen received during that fiscal year under the Van Kampen Agreement.

     In addition to the above fees, the Proposed TCW Agreement provides that TCW will be entitled to compensation in an amount equal to any shortfall/ difference between the amount TCW is paid under the fee schedule for the Interim TCW Agreement and the amount TCW would have been paid under the fee schedule for the Proposed TCW Agreement if it had been in effect during such period. The shortfall/difference will be calculated and paid only for the period between the effective date of the Interim TCW Agreement and the effective date of the Proposed TCW Agreement.

     Brokerage. The Van Kampen Agreement, subject to the primary objective of obtaining best execution, permitted Van Kampen to place orders for the purchase and sale of portfolio securities and other instruments with such broker-dealers who provide brokerage and research services to DMC, Van Kampen and the managed segment. Subject to such policies and procedures adopted by the Board of Trustees, under the Van Kampen Agreement, Van Kampen also was permitted to cause the Large Cap Value Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Van Kampen had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction, Van Kampen's overall responsibilities with respect to the Large Cap Value Fund or Van Kampen's other advisory clients for which Van Kampen exercised investment discretion. The Proposed TCW Agreement contains a substantially similar provision.

     Limitation of Liability. The Van Kampen Agreement provided that neither Van Kampen nor its affiliates would be liable to DMC, the Trust, the Large Cap Value Fund or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services or for any losses that could be sustained in the purchase, holding or sale of any security, or otherwise, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as sub-adviser to the Large Cap Value Fund and to DMC. The Proposed TCW Agreement contains a substantially identical provision.

     The Van Kampen Agreement also provided that Van Kampen and DMC would indemnify each other and their respective affiliates to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees, incurred by the party seeking indemnification and its affiliates arising from or in connection with such Agreement so long as such losses arose out of the other party's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the Agreement. The Proposed TCW Agreement contains an identical provision.

     Continuance. If shareholders of the Large Cap Value Fund approve the Proposed TCW Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The Proposed TCW Agreement may be continued from year to year thereafter by a majority vote of the Board of the Trust or by a vote of a majority of all votes attributable to the outstanding shares of the Large Cap Value Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Van Kampen Agreement contained an identical provision.

     Termination. The Van Kampen Agreement provided that it could be terminated at any time on 60 days' written notice to the non-terminating party, without the payment of any penalty. The Van Kampen Agreement also provided that it would immediately terminate in the event of its assignment.

     The Proposed TCW Agreement may be terminated, without the payment of a penalty, by DMC or by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Large Cap Value Fund) at any time on written notice to TCW. TCW may terminate the Proposed TCW Agreement on 60 days' written notice to DMC and the Trust, without the payment of a penalty. The Proposed TCW Agreement also provides that it will terminate automatically in the event of its assignment.

Q.   WHAT ARE THE MATERIAL PROVISIONS OF THE INTERIM TCW AGREEMENT?

     At its August 2005 Special Meeting, the Board, including a majority of the Independent Trustees, approved the Interim TCW Agreement pursuant to applicable 1940 Act requirements.

     The Interim TCW Agreement became effective on July 26, 2005 after the termination of the Van Kampen Agreement (the "Interim Effective Date"). Except for the provisions relating to its term and termination and compliance policies and procedures, the Interim TCW Agreement is substantially similar to the Van Kampen Agreement. The Interim TCW Agreement will continue in effect for no greater than 150 days from the Interim Effective Date. The Interim TCW Agreement also provides that DMC or the Trust (by action of the Board or pursuant to a vote of a majority of the outstanding voting securities of the Large Cap Value
Fund) may terminate the Interim TCW Agreement at any time, without payment of a penalty, on written notice to TCW. The Interim TCW Agreement also provides that TCW may terminate such Agreement at any time upon 60 days' written notice to DMC and the Trust. The Interim TCW Agreement terminates automatically in the event of its assignment.

     Pursuant to the terms of the Interim TCW Agreement, TCW will receive monthly a fee based on the average daily net assets of the managed segment as follows:

     0.45% of assets up to $100 million
     0.425% of assets from $100 million to $250 million
     0.40% of assets from $250 million to $500 million
     0.35% of all assets above $500 million

     The fee schedule under the Interim TCW Agreement and Van Kampen Agreement are identical.

Q. WHAT DID THE BOARD CONSIDER AND REVIEW IN DETERMINING TO RECOMMEND TCW AS A SUB-ADVISER FOR THE LARGE CAP VALUE FUND?

     At its June 2005 Board Meeting, the Trustees met and conferred with representatives of DMC and LPL to consider DMC's recommendation to replace Van Kampen with TCW and its effect on the Large Cap Value Fund. The Board had the assistance of counsel to the Independent Trustees who provided advice on, among other things, the Board's fiduciary obligations in considering the Proposed TCW Agreement. Additionally, at its August 2005 Special Meeting, the Board met with the DMC and LPL representatives, as well as counsel to the Independent Trustees, to consider the Interim TCW Agreement (together with the Proposed TCW Agreement, the "TCW Agreements").

     The Trustees reviewed information about TCW, including its personnel, operations, and financial condition, which had been provided by TCW. The Board also reviewed material furnished by DMC and LPL including: a memorandum from DMC reviewing the TCW Agreements and the various services proposed to be rendered by TCW; research and analysis concerning DMC's proposal of TCW; a description of TCW's proposed sub-advisory fees under the TCW Agreements; information concerning TCW's organizational structure and the experience of its investment management personnel; a "due diligence" report describing various material items in relation to TCW's personnel, organization and policies; copies of TCW's compliance policies and procedures and its Code of Ethics; and copies of the TCW Agreements.

     In considering the approval of the Interim TCW Agreement and the approval of the Proposed TCW Agreement and its submission to shareholders for their approval, the Board of Trustees focused on: (i) the nature, extent, and quality of the services to be provided by TCW; (ii) the investment performance of the Large Cap Value Fund and the TCW Fund; (iii) the compatibility of TCW's investment philosophy and methodology with MFS, the other sub-adviser co-managing the Large Cap Value Fund; and (iv) the fees to be charged by TCW for the sub-advisory services to be provided with respect to the Large Cap Value Fund.

     The Quality of Services to be Provided. In considering the nature, extent and quality of the services to be provided by TCW, the Board specifically considered that the TCW Agreements contain substantially similar provisions to those in the Van Kampen Agreement except for provisions relating to the term and termination, compliance policies and procedures and, with respect to the Proposed TCW Agreement, the fees. The Board reviewed materials provided by TCW regarding the experience and qualifications of personnel who would be responsible for managing the managed segment and TCW's performance managing the TCW Fund. The Board also considered TCW's compliance policies and procedures.

     The Board noted that TCW would co-manage the Large Cap Value Fund with MFS, the Fund's other sub-adviser. The Board considered the compatibility of the two sub-advisers' investment philosophies and methodologies. The Board also noted that the TCW Agreements provide flexibility to DMC to adjust the amount of the Large Cap Value Fund's assets advised by TCW. Based upon these considerations, the Board determined that the nature, extent and quality of the services to be provided by TCW under the TCW Agreements are satisfactory.

     Investment Performance. With respect to the investment performance of the Large Cap Value Fund, as well as the TCW Fund, the Board considered the Large Cap Value Fund's performance to date relative to its peers and benchmark, and the performance over several periods of the TCW Fund measured in several different ways. In addition, management reviewed for the Board how various portfolio management decisions had affected the Large Cap Value Fund's performance since inception. Based upon these considerations, the Board concluded that while satisfied with the Fund's overall level of performance, the portfolio management services to be provided by TCW under the TCW Agreements might provide the Fund slightly better downside risk protection than the Large Cap Value Fund had previously been provided.

     The Costs of the Services to be Provided; Economies of Scale. The Board had been previously provided with information regarding the level of the advisory fees of the Large Cap Value Fund and overall levels of expenses for the Fund compared to its peer group of comparable mutual funds. The Board noted that the fees payable to TCW for the sub-advisory services provided to the Large Cap Value Fund would be paid out of the fees received by DMC in its role as investment manager. The materials provided to the Board noted that the management fee paid by the Large Cap Value Fund to DMC would stay the same. The Board believed that DMC and its affiliates were not currently realizing any meaningful profits based on the size of the Large Cap Value Fund and the reimbursement or waiver of expenses by DMC. The Board noted TCW's fee schedule for managing similar investment accounts, and was provided with information about the estimated profits to be realized by TCW from the relationship. The Board was informed that TCW may receive certain fall-out benefits in connection with its relationship with the Large Cap Value Fund, such as soft-dollar arrangements. Based upon these considerations, the Board was able to determine that the fees under the TCW Agreements are fair and reasonable in relation to the services being provided to the Large Cap Value Fund.

     The Board recognized that economies of scale might be realized as Fund assets grow, but concluded that at current asset levels, the implementation of additional fee breakpoints or reductions was not warranted. The Board intends, however, to monitor future growth in the Large Cap Value Fund with a view to considering the appropriateness of instituting additional fee breakpoints or reductions in connection with future investment management approval deliberations.

     Therefore, based on the information provided by DMC and TCW and the considerations described above, the Board of Trustees determined that the TCW Agreements should be approved and that the Proposed TCW Agreement should be submitted to shareholders with the Board's recommendation for approval.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                    SHAREHOLDERS OF THE LARGE CAP VALUE FUND
                              VOTE FOR PROPOSAL 1.

PROPOSAL 2: FOR SHAREHOLDERS OF THE SMALL CAP VALUE FUND ONLY, APPROVAL OF THE
            PROPOSED SUB-ADVISORY AGREEMENT BETWEEN DMC AND KILLEN

Q.   WHAT CHANGES ARE PROPOSED FOR THE SMALL CAP VALUE FUND?

     The investment affairs of the Small Cap Value Fund are managed by DMC. Currently, DMC has divided the Small Cap Value Fund's portfolio into two segments. Since the Small Cap Value Fund's inception, Hotchkis has managed one segment of the Fund and Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield")(5) has managed the other segment, each using their respective proprietary investment strategies, subject to the supervision of DMC and the oversight of the Board.

     Investment advisers such as Hotchkis and Delafield that manage accounts investing in the small-cap asset class often set limits on the amount of assets that they will manage. Advisers will set these limits for many reasons, including, among other things, the reduced ability to find investment opportunities that are consistent with their small-cap investment style as portfolio assets grow; the prevention of unrestrained asset inflows from affecting their ability to effectively manage their small-cap portfolios; and the limited availability of small-cap company stocks as compared to large-cap company stocks. Hotchkis is one such adviser that has set a limit on the assets that it is willing to manage in the small-cap value asset class. Earlier this year, Hotchkis informed DMC that Hotchkis expected to reach its maximum capacity for managing assets within the Small Cap Value Fund by or about the end of 2005. Additionally, Delafield has indicated that it will eventually reach its maximum capacity for managing assets within the Small Cap Value Fund in the coming years. In order for the Small Cap Value Fund to continue to accept new money from investors, DMC has recommended the addition of Killen to provide the Small Cap Value Fund with additional small-cap value portfolio management expertise and extra management capacity for the Fund. Moreover, the addition of Killen should provide a good complement to the segments managed by Hotchkis and Delafield.

---------------
(5) Delafield is located at 600 Fifth Avenue, New York, New York 10020.

     The choice of Killen followed an extensive search and rigorous screening process by DMC and LPL, DMC's investment consultant. Each potential sub-adviser that passed an initial screening was further reviewed to, among other things, assess that sub-adviser's investment philosophy and process, the qualifications and suitability of the people making investment decisions, the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the Small Cap Value Fund, and how well its investment style would complement those of Hotchkis and Delafield.

     After identifying a relatively small number of candidates that satisfied the initial criteria, further screening based on specific investment criteria was conducted. In making its final decision, DMC also conducted due diligence to seek to ensure that Killen is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, DMC identified Killen as its choice for an additional co-manager of the Small Cap Value Fund.

     At the June 2005 Board Meeting, DMC presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. DMC explained that Killen's proprietary small-cap value fund (the "Berwyn Fund"), which has a similar investment objective to the Small Cap Value Fund, had been less volatile than its benchmark index and the majority of its peers in four of the five past years. Moreover, the Berwyn Fund's risk-adjusted performance characteristics are complementary to the existing co-managers. Like Hotchkis and Delafield, Killen would not require that its sector allocations match the Small Cap Value Fund's benchmark. It was noted that the lack of sector restrictions is believed to be advantageous because it enables portfolio managers to invest in individual companies that they believe have the strongest merit. DMC and LPL also believe that the risks presented by not following the benchmark's sector allocations should be partially mitigated by Killen's fundamental research process, which takes place prior to each investment decision. Killen's smaller overall investment advisory asset base should allow for sufficient management capacity to accommodate growth in the Small Cap Value Fund's assets for a reasonable period of time. DMC, with assistance from LPL, described the compatibility of the investment philosophies and methodologies of Hotchkis, Delafield and Killen.

     Following DMC's presentation, the Trustees, including a majority of the Independent Trustees, upon the recommendation of DMC, approved the Proposed Killen Agreement appointing Killen as a sub-adviser for the Fund to co-manage the Fund's portfolio with Hotchkis and Delafield. The form of the Proposed Killen Agreement is attached as Exhibit B to this Proxy Statement. Subject to shareholder approval at the Special Meeting, Killen has accepted the appointment. Shareholders of the Small Cap Value Fund are now being asked to approve the Proposed Killen Agreement.

     As provided in the Proposed Killen Agreement, DMC will, in its capacity as investment manager for the Small Cap Value Fund, determine what portion of such Fund's assets should be allocated to Killen. The percentage of the Small Cap Value Fund's total assets that will be allocated to Killen may be modified, from time to time, in DMC's sole discretion.

Q.   WHAT SHOULD I KNOW ABOUT KILLEN?

     Killen was founded in 1982 and is an investment adviser registered with the SEC pursuant to the Advisers Act. Killen's headquarters are located at 1189 Lancaster Avenue, Berwyn, PA 19312. Killen's entire investment and professional staff are located at this address. Killen is wholly owned by Robert E. Killen. As of June 30, 2005, Killen had total assets under management of approximately $458 million, including the Berwyn Fund. Killen is not affiliated with DMC.

     Set forth below is a listing of the principal executive officer and each director of Killen. The positions of the principal executive officer and each director are with Killen and constitute their principal occupations. The business address of each person listed below is the same as Killen's.

NAME                            TITLE/POSITION
----                            ------------------------------------------------
Robert E. Killen                Chief Executive Officer, Chairman and Director
Edward A. Killen                Executive Vice President, Secretary and Director
Raymond J. Munsch               President, Chief Operating Officer and Director

     Killen currently manages the assets of one other registered investment company that has an investment objective and strategies similar to that of the Small Cap Value Fund. The following is the name of such other investment company and its assets, advisory fee and fee waivers as of June 30, 2005:

NAME OF FUND                   NET ASSETS      ANNUAL ADVISORY FEE   FEE WAIVERS
------------                  -------------    -------------------   -----------
Berwyn Fund                    $87.7 million           1.00%              N/A

Q. HOW DO THE MATERIAL PROVISIONS OF THE PROPOSED KILLEN AGREEMENT COMPARE TO THE HOTCHKIS AND DELAFIELD AGREEMENTS?

     Advisory Services. Under the Proposed Killen Agreement, DMC, as manager, will retain Killen as a sub-adviser and, subject to DMC's supervision, Killen will manage a segment of the Small Cap Value Fund allocated to it by DMC pursuant to the Proposed Killen Agreement. The services to be provided to the Small Cap Value Fund by Killen, as sub-adviser, under the Proposed Killen Agreement are the same as those currently provided by Hotchkis and Delafield under their respective sub-advisory agreements with DMC (the "Existing Small Cap Value Agreements").

     Under the Proposed Killen Agreement, Killen will be responsible for the day-to-day portfolio management of the segment of the Small Cap Value Fund allocated to it by DMC (the "managed segment") and will determine from time to time the securities and other investments that will be purchased, retained or sold with respect to the managed segment. In addition, Killen will implement such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers selected by Killen. Killen is to provide these services under the Proposed Killen Agreement in accordance with the Fund's investment objectives, policies and restrictions, as stated in the Small Cap Value Fund's current prospectus and statement of additional information. The Proposed Killen Agreement requires Killen to maintain all books and records with respect to the securities transactions of the managed segment and to furnish the Board such periodic and special reports as the Board may request. These responsibilities are the same as those of Hotchkis and Delafield.

     Fees. Pursuant to the DMC Advisory Agreement, DMC receives an annual advisory fee from the Small Cap Value Fund. This fee is payable to DMC by the Small Cap Value Fund, based on its average daily net assets, as follows:

     1.050% of assets up to $75 million
     1.025% of assets from $75 to $150 million
     1.000% of assets over $150 million

     The terms of the DMC Advisory Agreement are not affected by this Proposal. The Small Cap Value Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by DMC out of the fees it receives under the DMC Advisory Agreement. Therefore, the approval of the Proposed Killen Agreement will not affect the overall investment advisory fee payable by the Small Cap Value Fund to DMC. The annual rate of sub-advisory fees payable to Killen by DMC, based on the average daily net assets of the managed segment, will be as follows:

     0.75% of assets up to $25 million
     0.60% of assets from $25 million to $50 million
     0.50% of assets over $50 million

     Brokerage. The Proposed Killen Agreement, subject to the primary objective of obtaining best execution, permits Killen to place orders for the purchase and sale of portfolio securities and other instruments with such broker-dealers who provide brokerage and research services to DMC, Killen and the managed segment. Subject to such policies and procedures adopted by the Board of Trustees, under the Proposed Killen Agreement, Killen will be permitted to cause the Small Cap Value Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Killen determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction, Killen's overall responsibilities with respect to the Small Cap Value Fund or Killen's other advisory clients for which Killen exercises investment discretion. The Existing Small Cap Value Agreements contain a substantially similar provision.

     Limitation of Liability. The Proposed Killen Agreement provides that Killen will not be liable to DMC, the Trust, the Small Cap Value Fund or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as sub-adviser to the Small Cap Value Fund and to DMC. The Existing Small Cap Value Agreements contain an identical provision.

     The Proposed Killen Agreement also provides that Killen and DMC will indemnify each other and their respective affiliates to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees, incurred by the party seeking indemnification and its affiliates arising from or in connection with such Agreement so long as such losses arise out of the other party's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under such Agreement. The Existing Small Cap Value Agreements contain an identical provision.

     Continuance. If shareholders of the Small Cap Value Fund approve the Proposed Killen Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The Proposed Killen Agreement may be continued from year to year thereafter by a majority vote of the Board of the Trust or by a vote of a majority of all votes attributable to the outstanding shares of the Small Cap Value Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Existing Small Cap Value Agreements contain an identical provision.

     Termination. The Proposed Killen Agreement provides that it may be terminated, without the payment of a penalty, by DMC or by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Small Cap Value Fund) at any time on written notice to Killen. Killen may terminate the Proposed Killen Agreement on 60 days' written notice to DMC and the Trust, without the payment of a penalty. The Proposed Killen Agreement also provides that it will terminate automatically in the event of its assignment. The Existing Small Cap Value Agreements contain a substantially similar provision.

Q. WHAT DID THE BOARD CONSIDER AND REVIEW IN DETERMINING TO RECOMMEND KILLEN AS A SUB-ADVISER TO THE SMALL CAP VALUE FUND?

     At its June 2005 Board Meeting, the Trustees met and conferred with representatives of DMC and LPL to consider DMC's recommendation to add Killen as a sub-adviser to the Small Cap Value Fund and the effect of the recommendation on such Fund. The Board had the assistance of counsel to the Independent Trustees who provided advice on, among other things, the Board's fiduciary obligations in considering the Proposed Killen Agreement.

     The Board reviewed information about Killen, including its personnel, operations and financial condition, which had been provided by Killen. The Board also reviewed material furnished by DMC and LPL, including: a memorandum from DMC reviewing the Proposed Killen Agreement and the various services proposed to be rendered by Killen; research and analysis concerning DMC's proposal of Killen; a description of Killen's proposed sub-advisory fees; information concerning Killen's organizational structure and the experience of its investment management personnel; a "due diligence" report describing various material items in relation to Killen's personnel, organization and policies; copies of Killen's compliance policies and procedures and its Code of Ethics; and a copy of the Proposed Killen Agreement. At its August 2005 Special Meeting, the Board also reviewed Killen's compliance manual.

     In considering the approval of the Proposed Killen Agreement and submission of it to shareholders for their approval, the Board of Trustees focused on: (i) the nature, extent and quality of the services to be provided by Killen; (ii) the investment performance of the Small Cap Value Fund and the Berwyn Fund;
(iii) the compatibility of Killen's investment philosophy and methodology with the other sub-advisers co-managing the Small Cap Value Fund - Hotchkis and Delafield; and (iv) the fees to be charged by Killen for the sub-advisory services to be provided with respect to the Small Cap Value Fund.

     The Quality of Services to be Provided. In considering the nature, extent and quality of the services to be provided by Killen, the Board specifically considered that the Proposed Killen Agreement contains substantially similar provisions to those in the Existing Small Cap Value Agreements, except for the provisions relating to the effective dates, compliance policies and procedures and fees. With respect to the Proposed Killen Agreement, the Board considered DMC's information concerning the benefits of accommodating additional cash inflows into the Small Cap Value Fund and diversifying its portfolio management expertise. The Board reviewed materials provided by Killen regarding the experience and qualifications of personnel who would be responsible for managing the managed segment, and placed weight on Killen's performance in managing the Berwyn Fund.

     The Board also considered that Killen would co-manage the Small Cap Value Fund with its existing sub-advisers, Hotchkis and Delafield. The Board considered the compatibility of the three sub-advisers' investment philosophies and methodologies. The Board also noted that the Proposed Killen Agreement provides flexibility to DMC to adjust the amount of the Small Cap Value Fund's assets advised by Killen. Based upon these considerations, the Board determined that the nature, extent and quality of the services to be provided by Killen under the Proposed Killen Agreement are satisfactory.

     Investment Performance. With respect to the investment performance of the Small Cap Value Fund, as well as the Berwyn Fund, the Board looked at such Funds' performance to date relative to their peers and benchmark, and the performance over several periods of the Berwyn Fund measured in several different ways. The Board was satisfied with the Small Cap Value Fund's performance and that of the Berwyn Fund. The Board considered the effect of asset growth on the Small Cap Value Fund's future performance if additional portfolio management expertise was not provided. Based upon these considerations, the Board determined that the performance of the Berwyn Fund provided evidence of the high quality of portfolio management services that should be provided by Killen under the Proposed Killen Agreement.

     The Costs of the Services to be Provided; Economies of Scale. The Board had been previously provided with information regarding the level of the advisory fees of the Small Cap Value Fund and overall levels of expenses for the Small Cap Value Fund compared to its peer group of comparable mutual funds. The Board noted that the fees payable to Killen for the sub-advisory services to be provided by it would be paid out of the fee received by DMC in its role as investment manager. The materials provided to the Board noted that the management fee paid by the Small Cap Value Fund to DMC would stay the same. The Board believed that DMC and its affiliates were not currently realizing any meaningful profits based on the size of the Small Cap Value Fund and the reimbursement or waiver of expenses by DMC. The Board noted Killen's fee schedule for managing similar investment accounts, and was provided with information about the estimated profits to be realized by Killen from the relationship. The Board was informed that Killen may receive certain fall-out benefits in connection with its relationship with the Small Cap Value Fund, such as soft-dollar arrangements. Based on these considerations, the Board was able to determine that the fees under the Proposed Killen Agreement are fair and reasonable in relation to the services to be provided to the Small Cap Value Fund.

     The Board recognized that economies of scale might be realized as the Small Cap Value Fund's assets grow, but concluded that at current asset levels, the implementation of additional fee breakpoints or reductions was not warranted. The Board intends, however, to monitor future growth in the Small Cap Value Fund with a view to considering the appropriateness of instituting additional fee breakpoints or reductions in connection with future investment management approval deliberations.

     Therefore, based on the information provided by DMC and Killen, and the considerations described above, the Board of Trustees determined that the Proposed Killen Agreement should be submitted to shareholders with its recommendation for approval.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                    SHAREHOLDERS OF THE SMALL CAP VALUE FUND
                              VOTE FOR PROPOSAL 2.

PROPOSAL 3: FOR SHAREHOLDERS OF THE INTERNATIONAL FUND ONLY, APPROVAL OF THE
            PROPOSED SUB-ADVISORY AGREEMENT BETWEEN DMC AND ALLIANCE

Q.   WHAT CHANGES ARE PROPOSED FOR THE INTERNATIONAL FUND?

     The investment affairs of the International Fund are managed by DMC. Currently, DMC has divided that Fund's portfolio into two segments. Since the International Fund's inception, these segments have been managed separately by Marsico and Mondrian using their respective proprietary investment strategies, subject to the supervision of DMC and the oversight of the Board. However, in a letter dated June 15, 2005, Marsico informed DMC that effective on or about September 30, 2005, it would resign as one of the International Fund's sub-advisers. Thus, Marsico's resignation would leave the International Fund with only one sub-adviser. Consequently, the addition of Alliance would allow the International Fund to maintain the dual portfolio management structure it has used since its inception.

     The choice of Alliance followed an extensive search and rigorous screening process by DMC and LPL, DMC's investment consultant. Each potential sub-adviser that passed an initial screening was further reviewed to assess that sub-adviser's investment philosophy and process, the qualifications and suitability of the people making investment decisions, the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the International Fund, and how well its investment style would complement Mondrian's.

     After identifying a relatively small number of candidates that satisfied the initial criteria, further screening based on specific investment criteria was conducted. In making its final decision, DMC also conducted due diligence to seek to ensure that Alliance is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, DMC identified Alliance as its choice for co-manager of the International Fund.

     At the Board's September 15, 2005 Meeting (the "September 2005 Board Meeting"), DMC presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. It was explained that Alliance maintains an impressive investment process, utilizing both quantitative and fundamental analysis. DMC pointed out the successful composite performance record of institutional accounts managed by Alliance that have similar investment objectives to the International Fund (the "Alliance Accounts"). DMC, with assistance from LPL, described the compatibility of the investment philosophies and methodologies of Alliance and Mondrian. Moreover, it was noted that Alliance's versatile approach and relative value emphasis could benefit the International Fund's performance during periods when growth or blend styles are outperforming the value style.

     Following DMC's presentation, the Trustees, including a majority of the Independent Trustees, upon the recommendation of DMC, approved a new sub-advisory agreement between DMC and Alliance (the "Proposed Alliance Agreement"), and the appointment of Alliance to replace Marsico as a sub-adviser for the International Fund. The form of the Proposed Alliance Agreement is attached as Exhibit C to this Proxy Statement.

     Because Marsico's resignation was effective prior to the Special Meeting at which the International Fund's shareholders will vote on the Proposed Alliance Agreement, the Board also approved the Interim Alliance Agreement and the appointment of Alliance on an interim basis to begin managing the Fund prior to the Special Meeting. This interim appointment allows for the provision of uninterrupted sub-advisory services to the segment of the International Fund formerly managed by Marsico (the "managed segment"). The Board's appointment of Alliance as a sub-adviser for the International Fund under the Interim Alliance Agreement became effective on September 29, 2005. Pursuant to the terms of the Interim Alliance Agreement, Alliance will provide sub-advisory services at no cost to the International Fund until the Proposed Alliance Agreement has been approved by such Fund's shareholders.

     As provided in the Interim Alliance Agreement and the Proposed Alliance Agreement, DMC will, in its capacity as investment manager for the International Fund, determine what portion of the Fund's assets should be allocated to Alliance. The percentage of the International Fund's total assets that will be allocated to Alliance may be modified, from time to time, in DMC's sole discretion.

Q.   WHAT SHOULD I KNOW ABOUT ALLIANCE?

     Alliance was founded in 1962 and is an investment adviser registered with the SEC pursuant to the Advisers Act. Alliance's headquarters are located at 1345 Avenue of the Americas, New York, NY 10105. Alliance's investment and professional staff are located at this address as well as others throughout the United States and the world. As of June 30, 2005, Alliance managed over $515 billion in assets for clients world-wide, including its proprietary AllianceBernstein Family of Funds.

     AXA Financial, Inc., which is located at 1290 Avenue of the Americas, New York, NY 10104, and Alliance Capital Management Holding L.P. ("Alliance Holding"), which is located at 1345 Avenue of the Americas, New York, NY 10105, hold ownership interests of approximately 61% and 32%, respectively, in Alliance as of June 30, 2005. AXA Financial, Inc. is a wholly owned subsidiary of AXA S.A. ("AXA"). AXA's headquarters are located at 25, Avenue Matignon, 75008, Paris, France. Alliance Holding is a publicly traded limited partnership. Alliance and Alliance Holding are managed and controlled by their sole general partner, Alliance Capital Management Corporation, which is an indirect wholly owned subsidiary of AXA ("ACMC") and which is located at 1290 Avenue of the Americas, New York, NY 10104. Due to a stock cross-holding agreement with AXA, BNP Paribas, which is located at 16, Boulevard Des Italiens, Paris, France, 75008, is an indirect parent of Alliance.

     Set forth below is a listing of the principal executive officer and the sole general partner of Alliance.

NAME                              TITLE/POSITION
----                              ----------------------------------------------
Lewis A. Sanders                  Director, Chairman and Chief Executive Officer
Alliance Capital Management       General Partner
 Corporation

     Mr. Sanders's principal occupation is Chairman of the Board and Chief Executive Officer of ACMC. His business address is the same as ACMC's.

     Alliance does not currently manage the assets of any other registered investment companies that have investment objectives and strategies similar to that of the International Fund.

     Alliance is not affiliated with DMC. Mr. Rudell, a Trustee of the Trust, previously had an interest in 376 shares of AXA and 195 shares of BNP Paribas; however, as of the date of this Proxy Statement, he no longer had any such interests in AXA and BNP Paribas.

Q. HOW DO THE MATERIAL PROVISIONS OF THE PROPOSED ALLIANCE AGREEMENT COMPARE TO THE MARSICO AGREEMENT?

     The Sub-Advisory Agreement between DMC and Marsico (the "Marsico Agreement") was originally approved by the Board, including a majority of its Independent Trustees, on July 17, 2003, and was approved by the initial shareholder of the International Fund in connection with its organization and became effective on July 31, 2003. The Marsico Agreement was recently renewed by the Board at its June 2005 Board Meeting for a period until the earlier of the effectiveness of Marsico's resignation or Board approval of, and the completion of an orderly transition of the managed segment to, a replacement sub-adviser.

     Advisory Services. Under the Proposed Alliance Agreement, DMC, as manager, will retain Alliance as a sub-adviser, and, subject to DMC's supervision, Alliance will continue to manage the managed segment as it is currently being managed by Alliance pursuant to the Interim Alliance Agreement. The services to be provided to the International Fund by Alliance, as sub-adviser, under the Proposed Alliance Agreement will be as same as those previously provided by Marsico under the Marsico Agreement and currently provided by Alliance under the Interim Alliance Agreement.

     Under the Marsico Agreement, Marsico was responsible for the day-to-day portfolio management of the managed segment and determined from time to time the securities and other investments that were purchased, retained or sold with respect to the managed segment. In addition, Marsico implemented such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers selected by Marsico. Marsico provided these services under the Marsico Agreement in accordance with the International Fund's investment objectives, policies and restrictions, as stated in its current prospectus and statement of additional information. Alliance will have the same contractual obligations and duties under the Proposed Alliance Agreement.

     The Marsico Agreement required, and the Proposed Alliance Agreement requires, that the sub-adviser maintains all books and records with respect to the securities transactions of the managed segment and to furnish the Board such periodic and special reports as the Board may request.

     Fees. Pursuant to the DMC Advisory Agreement, DMC receives an annual advisory fee from the International Fund. This fee is payable to DMC by the International Fund, based on its average daily net assets, as follows:

     0.8750% of assets up to $50 million
     0.8000% of assets from $50 to 100 million
     0.7800% of assets from $100 to 300 million
     0.7650% of assets from $300 to 400 million
     0.7300% of assets over $400 million

     The terms of the DMC Advisory Agreement will not be affected by this Proposal. The International Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by DMC out of the fees it receives under the DMC Advisory Agreement. Therefore, the approval of the Proposed Alliance Agreement will not affect the overall investment advisory fee payable by the International Fund to DMC. However, the sub-advisory fees under the Proposed Alliance Agreement differ from those under the Marsico Agreement. The annual rate of sub-advisory fees payable to Marsico by DMC, based on the average daily net assets of the managed segment, was as follows:

     0.50% of assets up to $300 million
     0.45% of assets from $300 million to $400
     0.40% of all assets above $400 million

     Under the Proposed Alliance Agreement, the annual rate of sub-advisory fees payable to Alliance by DMC, based on the average daily net assets of the managed segment, will be as follows:

     0.70% of assets up to $25 million
     0.45% of assets from $25 million to $50 million
     0.34% of assets from $50 million to $250 million
     0.33% of all assets above $250 million

     For the fiscal year ended March 31, 2005, Marsico received $141,854 for its sub-advisory services to the International Fund. Had the Proposed Alliance Agreement been in effect during the fiscal year ended March 31, 2005, Alliance would have received $182,838 for its services as sub-adviser, which is approximately 28.9% more than what Marsico received during that fiscal year under the Marsico Agreement.

     Brokerage. The Marsico Agreement, subject to the primary objective of obtaining best execution, permitted Marsico to place orders for the purchase and sale of portfolio securities and other instruments with such broker-dealers who provide brokerage and research services to DMC, Marsico and the managed segment. Subject to such policies and procedures adopted by the Board of Trustees, under the Marsico Agreement, Marsico was permitted to cause the International Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Marsico had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction, Marsico's overall responsibilities with respect to the International Fund, or Marsico's other advisory clients for which Marsico exercised investment discretion. The Proposed Alliance Agreement contains a substantially similar provision.

     Limitation of Liability. The Marsico Agreement provided that neither Marsico nor its affiliates would be liable to DMC, the Trust, the International Fund or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as sub-adviser to the International Fund and to DMC. The Proposed Alliance Agreement contains an identical provision.

     The Marsico Agreement also provided that Marsico and DMC would indemnify each other and their respective affiliates to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees, incurred by the party seeking indemnification and its affiliates arising from or in connection with such Agreement so long as such losses arose out of the other party's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the Agreement. The Proposed Alliance Agreement contains an identical provision.

     Continuance. If shareholders of the International Fund approve the Proposed Alliance Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The Proposed Alliance Agreement may be continued from year to year thereafter by a majority vote of the Board of the Trust or by a vote of a majority of all votes attributable to the outstanding shares of the International Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Marsico Agreement contained an identical provision.

     Termination. The Marsico Agreement provided that it could be terminated, without the payment of a penalty, by DMC or by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the International Fund) at any time on written notice to Marsico; and that Marsico could terminate the Proposed Alliance Agreement, without payment of any penalty, on 60 days' written notice to DMC and the Trust. The Marsico Agreement also provided that it would automatically terminate in the event of its assignment. The Proposed Alliance Agreement contains identical provisions.

Q.   WHAT ARE THE MATERIAL PROVISIONS OF THE INTERIM ALLIANCE AGREEMENT?

     As previously discussed, the Board, including a majority of its Independent Trustees, approved the Interim Alliance Agreement with respect to the International Fund at its September 2005 Board Meeting. The Interim Alliance Agreement became effective on September 29, 2005. Except for the provisions relating to the effective dates, termination, compliance policies and procedures and the fees, the Interim Alliance Agreement is substantially identical to the Marsico Agreement. Except for the provisions relating to its term and fees, the Interim Alliance Agreement is identical to the Proposed Alliance Agreement.

     Under the terms of the Interim Alliance Agreement, Alliance has agreed to provide sub-advisory services at no cost to the managed segment until the Proposed Alliance Agreement is approved by shareholders. During the period that Alliance is providing its services to the managed segment under the Interim Alliance Agreement, DMC intends on waiving a portion of its management fee under the DMC Agreement equal to the amount that would have been paid to Marsico for managing the managed segment under the Marsico Agreement.

Q. WHAT DID THE BOARD CONSIDER AND REVIEW IN DETERMINING TO RECOMMEND ALLIANCE AS A SUB-ADVISER TO THE INTERNATIONAL FUND?

     At the September 2005 Board Meeting, the Trustees met and conferred with representatives of DMC and LPL to consider DMC's recommendation to retain Alliance as a sub-adviser to the International Fund, replacing Marsico, and its effect on such Fund. The Board had the assistance of counsel to the Independent Trustees who provided advice on, among other things, the Board's fiduciary obligations in considering the Proposed Allliance Agreement and the Interim Alliance Agreement (together, the "Alliance Agreements").

     The Board reviewed information about Alliance, including its personnel, operations and financial condition, which had been provided by Alliance. The Board also reviewed material furnished by DMC and LPL, including: a memorandum from DMC reviewing the Alliance Agreements and the various services proposed to be rendered by Alliance; research and analysis concerning DMC's proposal of Alliance; a description of Alliance's proposed sub-advisory fees under the Proposed Alliance Agreement; information concerning Alliance's organizational structure and the experience of its investment management personnel; a "due diligence" report describing various material items in relation to Alliance's personnel, organization and policies; copies of Alliance's compliance policies and procedures and its Code of Ethics; and a copy of each of the Alliance Agreements.

     In considering the approval of the Interim Alliance Agreement, and the approval of the Proposed Alliance Agreement and submission of it to shareholders for their approval, the Board of Trustees focused on: (i) the nature, extent and quality of the services to be provided by Alliance; (ii) the investment performance of the International Fund and the Alliance Accounts; (iii) the compatibility of Alliance's investment philosophy and methodology with the International Fund's other sub-adviser, Mondrian; and (iv) the fees to be charged by Alliance for the sub-advisory services to be provided with respect to the International Fund.

     The Quality of Services to be Provided. In considering the nature, extent and quality of the services to be provided by Alliance, the Board specifically considered that the Alliance Agreements contain substantially similar provisions to those in the Marsico Agreement except for the provisions relating to the effective date, compliance policies and procedures and the fees. The Board reviewed materials provided by Alliance regarding the experience and qualifications of personnel who will be responsible for managing the managed segment, and placed weight on Alliance's performance in managing the Alliance Accounts.

     The Board also considered that Alliance would co-manage the International Fund with another sub-adviser, Mondrian. The Board considered the compatibility of the two sub-advisers' investment philosophies and methodologies. The Board also noted the Alliance Agreements provide DMC with the flexibility to adjust the amount of the International Fund's assets advised by Alliance. Based upon these considerations, the Board determined that the nature, extent and quality of the services to be provided by Alliance under the Alliance Agreements are satisfactory.

     Investment Performance. With respect to the investment performance of the International Fund, as well as the Alliance Accounts, the Board reviewed the International Fund's performance to date relative to its peers and benchmark, and the composite performance over several periods of the Alliance Accounts measured in several different ways. The Board was satisfied with the performance of the Alliance Accounts. The Board also considered the desirability of adding a sub-adviser to complement Mondrian's investment style. Based upon these considerations, the Board determined that Alliance's performance managing the Alliance Accounts provides evidence of the high quality of portfolio management services expected to be provided by Alliance to the managed segment under the Alliance Agreements.

     The Costs of the Services to be Provided; Economies of Scale. The Board had been previously provided with information regarding the level of the advisory fees of the International Fund and overall levels of expenses for such Fund compared to its peer group of comparable investment companies. The Board noted that the fees payable to Alliance for the sub-advisory services provided by it would be paid out of the fee received by DMC in its role as investment manager. The materials provided to the Board noted that the management fee paid by the International Fund to DMC would stay the same. The Board believed that DMC and its affiliates were not currently realizing any meaningful profits based on the size of the International Fund and the reimbursement or waiver of expenses by DMC. The Board considered the fees to be paid to Alliance under the Proposed Alliance Agreement. The Board also noted that Alliance would be providing its advisory services to the International Fund at no cost under the Interim Alliance Agreement. The Board made particular note of fees paid by other similar accounts advised by Alliance. Information about Alliance's estimated profitability from its proposed relationship with the International Fund was not available because it had not begun to provide services to the Fund. The Board was informed that Alliance may receive certain fall-out benefits in connection with its relationship with the International Fund, such as soft-dollar arrangements. Based upon these considerations, the Board was able to determine that the fees under the Proposed Alliance Agreement are fair and reasonable in relation to the services being provided to the International Fund.

     The Board recognized that economies of scale might be realized as Fund assets grow, but concluded that at current asset levels, the implementation of additional fee breakpoints or reductions was not warranted. The Board had previously stated its intention, however, to monitor future growth in the International Fund with a view to considering the appropriateness of instituting additional fee breakpoints or reductions in connection with future investment management agreement approval deliberations.

     Therefore, based on the information provided by DMC and Alliance and the considerations described above, the Board of Trustees determined that the Alliance Agreements should be approved and that the Proposed Alliance Agreement should be submitted to shareholders with the Board's recommendation for approval.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                     SHAREHOLDERS OF THE INTERNATIONAL FUND
                              VOTE FOR PROPOSAL 3.

PROPOSAL 4: FOR SHAREHOLDERS OF THE FIXED INCOME FUND ONLY, APPROVAL OF THE
            PROPOSED SUB-ADVISORY AGREEMENT BETWEEN DMC AND AAMI

Q.   WHAT CHANGES ARE PROPOSED FOR THE FIXED INCOME FUND?

     The investment affairs of the Fixed Income Fund are managed by DMC. Currently, DMC directly manages one portion of the Fixed Income Fund and has allocated the other portion (the "Sub-Advised Portion") to the DIMA Fixed Income Group. Pursuant to the terms of the Acquisition, Deutsche, the ultimate parent of DIMA, has agreed to sell parts of Deutsche's United Kingdom and Philadelphia-based asset management businesses (the "Target Businesses"), which include the DIMA Fixed Income Group. The Acquisition is conditioned, among other things, on Deutsche and Aberdeen obtaining the necessary regulatory and shareholder approvals. If the Acquisition is consummated, the Target Businesses, including the DIMA Fixed Income Group, will become a part of Aberdeen.

     The purchase price for the Acquisition is subject to a number of adjustments depending upon, among other things, the level of assets under management by the Target Businesses that transfer to Aberdeen. The initial cash consideration, however, is expected to be (L)200 million and the total adjusted consideration is not expected to exceed (L)245 million, plus payment on a pound for pound basis for the book value of the Target Businesses and assets at the closing of the Acquisition in excess of (L)35 million. The Acquisition will be effected by the transfer of certain assets and legal entities from Deutsche to Aberdeen, and Aberdeen taking on employees from Deutsche, including the DIMA Fixed Income Group. It is anticipated that the Acquisition will be completed on or about November 30, 2005.

     Upon the closing of the Acquisition, the DIMA Fixed Income Group, which currently manages the Sub-Advised Portion will become employees of AAMI. Therefore, in order for the DIMA Fixed Income Group to continue to provide day-to-day management of the Sub-Advised Portion, as recommended by DMC, DMC will need to enter into a new sub-advisory agreement with AAMI (the "Proposed AAMI Agreement"). The Proposed AAMI Agreement must be approved by the Fixed Income Fund's shareholders.

     At the September 2005 Board Meeting, the Trustees met to review and consider the Acquisition, its impact on the Trust and the Fixed Income Fund, and DMC's recommendation that the Trust retain AAMI to manage the Sub-Advised Portion of the Fixed Income Fund. Accordingly, the Board reviewed information provided by DMC and AAMI. Based upon such information and the recommendation of DMC, the Board approved the Proposed AAMI Agreement appointing AAMI as a sub-adviser for the Fixed Income Fund to manage a portion of its portfolio. The form of the Proposed AAMI Agreement is attached as Exhibit D. Shareholders of the Fixed Income Fund are now being asked to approve the Proposed AAMI Agreement.

     Additionally, pursuant to the requirements of Rule 15a-4 under the 1940 Act, the Board also approved an interim advisory agreement between DMC and AAMI at its September 2005 Board Meeting (the "Interim AAMI Agreement") in event the Acquisition is completed before shareholders of the Fixed Income Fund vote on the Proposed AAMI Agreement. The Board took this action because, under applicable law, the completion of the Acquisition may be deemed to automatically terminate the existing Sub-Advisory Agreement between DMC and DIMA (the "DIMA Agreement"), under which the DIMA Fixed Income Group currently manages the Sub-Advised Portion. Accordingly, if the Acquisition is completed before shareholders of the Fixed Income Fund vote on the Proposed AAMI Agreement, the DIMA Agreement may be effectively terminated, preventing the DIMA Fixed Income Group from managing the Sub-Advised Portion. Consequently, in the event the Acquisition is completed before shareholders of the Fixed Income Fund vote on the Proposed AAMI Agreement, the Interim AAMI Agreement will ensure that uninterrupted sub-advisory services are provided by AAMI for the Sub-Advised Portion until shareholders vote on the Proposed AAMI Agreement. However, applicable law requires that the Interim AAMI Agreement terminate no later than 150 days after it becomes effective.

     As provided in the Interim AAMI Agreement and the Proposed AAMI Agreement, DMC will, in its capacity as investment manager for the Fixed Income Fund, determine what portion of such Fund's assets should be allocated to AAMI. The percentage of the Fixed Income Fund's total assets that will be allocated to AAMI may be modified, from time to time, in DMC's sole discretion.

Q.   WHAT SHOULD I KNOW ABOUT AAMI?

     AAMI was incorporated in 1994 and is an investment adviser registered with the SEC pursuant to the Advisers Act. Its headquarters are located at 300 SE 2nd Street, Fort Lauderdale, FL 33301. It is anticipated that AAMI will move its headquarters to the DIMA Fixed Income Group's current offices, which are located at 1735 Market Street, Philadelphia, PA 19103, following the closing of the Acquisition. AAMI is a direct, wholly owned subsidiary of Aberdeen, whose principal place of business is 10 Queen's Terrace, Aberdeen, AB10 1YG, Scotland. As of June 30, 2005, AAMI had total assets under management of approximately $1.5 billion.

     Set forth below is a listing of the principal executive officer and each director of AAMI.

NAME                                      TITLE/POSITION
----                                      --------------------------------------
Martin Gilbert                            Director and President*
Beverley Hendry                           Director and Chief Executive Officer**
Susan Mullin                              Director***
Andrew Smith                              Director***
Timothy Sullivan                          Director***

---------------
* Mr. Gilbert's principal occupation is chief executive officer of Aberdeen and his principal address is the same as Aberdeen's.
** Mr. Hendry's principal occupation is managing director of AAMI and his principal address is the same as AAMI's.
*** The principal occupations of Messrs. Smith and Sullivan and Ms. Mullin are as directors of Finance and Administration, Product Development and Investor Relations, and Institutional Business Development - Americas, respectively, of AAMI and their principal address is 1114 Avenue of the Americas, 34th Floor, New York, NY 10036.

     AAMI does not currently manage the assets of any other registered investment companies that have investment objectives and strategies similar to those of the Fixed Income Fund.

     Neither AAMI nor DIMA are affiliated with DMC. Mr. Rudell, a Trustee of the Trust, previously had an interest in 59 shares of Deutsche; however, as of the date of this Proxy Statement, he no longer had any such interest.

Q. HOW DO THE MATERIAL PROVISIONS OF THE PROPOSED AAMI AGREEMENT COMPARE TO THE DIMA AGREEMENT?

     The DIMA Agreement was originally approved by the Board, including a majority of its Independent Trustees, on July 17, 2003, and was approved by the initial shareholder of the Fixed Income Fund in connection with its organization and became effective on July 29, 2003. The DIMA Agreement was most recently reapproved by the Board at its June 2005 Board Meeting prior to the expiration of its initial term.

     Advisory Services. Under the Proposed AAMI Agreement, DMC, as manager, will retain AAMI as a sub-adviser, and, subject to DMC's supervision, AAMI will manage the Sub-Advised Portion allocated to it by DMC. The services to be provided to the Fixed Income Fund by AAMI, as sub-adviser, under the Proposed AAMI Agreement will be substantially identical to those currently provided by DIMA under the DIMA Agreement.

     Under the DIMA Agreement, DIMA is responsible for the day-to-day portfolio management of the Sub-Advised Portion and determines from time to time the securities and other investments that are purchased, retained or sold with respect to the Sub-Advised Portion. In addition, DIMA implements such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers selected by DIMA. DIMA provides these services under the DIMA Agreement in accordance with the Fixed Income Fund's investment objectives, policies and restrictions, as stated in its current prospectus and statement of additional information. AAMI will have the same contractual obligations and duties under the Proposed AAMI Agreement.

     Both the DIMA and Proposed AAMI Agreements require the sub-adviser to maintain all books and records with respect to the securities transactions of the Sub-Advised Portion and to furnish the Board such periodic and special reports as the Board may request.

     Fees. Pursuant to the DMC Advisory Agreement, DMC receives an annual advisory fee from the Fixed Income Fund. This fee is payable to DMC by the Fixed Income Fund, based on its average daily net assets, as follows:

     0.70% of assets up to $25 million
     0.65% of assets from $25 million to $100 million
     0.60% of assets over $100 million

     The terms of the DMC Advisory Agreement will not be affected by this Proposal. The Fixed Income Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by DMC out of the fees it receives under the DMC Advisory Agreement. Therefore, the approval of the Proposed AAMI Agreement will not affect the overall investment advisory fee payable by the Fixed Income Fund to DMC. The annual rate of sub-advisory fees payable to DIMA by DMC under the DIMA Agreement, based on the average daily net assets of the Sub-Advised Portion, is as follows:

     0.35% of assets up to $25 million
     0.30% of assets from $25 million to $100 million
     0.25% of all assets above $100 million

     Under the Proposed AAMI Agreement, the annual rate of sub-advisory fees payable to AAMI by DMC, based on the average daily net assets of the Sub-Advised Portion, will be as follows:

     0.375% of assets up to $25 million
     0.300% of assets from $25 million to $100 million
     0.200% of assets from $100 million to $500 million
     0.175% of all assets above $500 million

     For the fiscal year ended March 31, 2005, DIMA received $291,510 for its sub-advisory services to the Fixed Income Fund. Had the Proposed AAMI Agreement been in effect during the fiscal year ended March 31, 2005, AAMI would have received $291,013 for its services as sub-adviser, which is approximately 0.2% less than what DIMA received during that fiscal year under the DIMA Agreement.

     Brokerage. The DIMA Agreement permits DIMA, subject to the primary objective of obtaining best execution, to place orders for the purchase and sale of portfolio securities and other instruments with such broker-dealers who provide brokerage and research services to DMC, DIMA and the Sub-Advised Portion. Subject to such policies and procedures adopted by the Board of Trustees, under the DIMA Agreement, DIMA is permitted to cause the Fixed Income Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where DIMA has determined in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction, DIMA's overall responsibilities with respect to the Fixed Income Fund or DIMA's other advisory clients for which DIMA exercises investment discretion. The Proposed AAMI Agreement contains a substantially similar provision.

     Limitation of Liability. The DIMA Agreement provides that DIMA will not be liable to DMC, the Trust, the Fixed Income Fund or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as sub-adviser to the Fixed Income Fund and to DMC. The Proposed AAMI Agreement contains an identical provision.

     The DIMA Agreement also provides that DIMA and DMC will indemnify each other and their respective affiliates to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees, incurred by the party seeking indemnification and its affiliates arising from or in connection with the DIMA Agreement so long as such losses arise out of the other party's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the DIMA Agreement. The Proposed AAMI Agreement contains an identical provision.

     Continuance. If shareholders of the Fixed Income Fund approve the Proposed AAMI Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The Proposed AAMI Agreement may be continued from year to year thereafter by a majority vote of the Board of the Trust or by a vote of a majority of all votes attributable to the outstanding shares of the Fixed Income Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The DIMA Agreement contains an identical provision.

     Termination. The DIMA Agreement provides that it may be terminated by DMC or the Trust at any time, without the payment of a penalty, on written notice to DIMA of DMC's or the Trust's intention to do so (in the case of the Trust pursuant to action by the Board or pursuant to the vote of the majority of the outstanding voting securities of the Fixed Income Fund). In addition, DIMA may terminate such Agreement at any time, without the payment of any penalty, on 60 days' written notice to DMC and the Trust of its intention to do so. The DIMA Agreement also provides that it will terminate automatically in the event of its assignment.

     The Proposed AAMI Agreement provides that it may be terminated by DMC or the Trust at any time, without the payment of a penalty, on 10 days' written notice to AAMI of DMC's or the Trust's intention to do so (in the case of the Trust pursuant to action by the Board or pursuant to the vote of the majority of the outstanding voting securities of the Fixed Income Fund). In addition, AAMI may terminate such Agreement at any time, without the payment of any penalty, on 60 days' written notice to DMC and the Trust of its intention to do so. The Proposed AAMI Agreement also provides that it will terminate automatically in the event of its assignment.

Q.   WHAT ARE THE MATERIAL PROVISIONS OF THE INTERIM AAMI AGREEMENT?

     As discussed above, the Board, including a majority of the Independent Trustees, approved the Interim AAMI Agreement at its September 2005 Board Meeting pursuant to the requirements of Rule 15a-4 under the 1940 Act. The Interim AAMI Agreement is identical in form and terms to the DIMA Agreement, except for certain provisions that are permitted or required by applicable law. For example, the term and effective date of the Interim AAMI Agreement differ from the DIMA Agreement. If needed, the Interim AAMI Agreement would become effective upon the closing of the Acquisition (the "Interim Effective Date"), and would terminate upon the earlier of 150 days from the Interim Effective Date or upon shareholder approval of the Proposed AAMI Agreement. The Interim AAMI Agreement also provides that DMC, the Board, or a majority of the "outstanding voting securities" of the Fixed Income Fund, as that term is defined in the 1940 Act, may terminate the Interim AAMI Agreement on 10 days' written notice to AAMI. The Interim AAMI Agreement also terminates immediately in the event of its assignment.

     Pursuant to the terms of the Interim AAMI Agreement, the management fees payable by DMC to AAMI during this interim period would be identical to that which would have been payable to DIMA under the DIMA Agreement.

     In accordance with the provisions of Rule 15a-4 under the 1940 Act, the compensation to be paid to AAMI under the Interim AAMI Agreement will be held in an interest-bearing escrow account. The costs, if any, of maintaining such escrow account would not be borne by the Trust. The Interim AAMI Agreement also provides that, if shareholders of the Fixed Income Fund approve the Proposed AAMI Agreement with AAMI no later than 150 days from the Interim Effective Date, AAMI will be entitled to all of the compensation held in the escrow account (including interest earned). If the Proposed AAMI Agreement is not approved by shareholders, the Interim AAMI Agreement provides that AAMI will be entitled to be paid, out of the escrow account, the lesser of (i) the total amount held in the escrow account (plus interest earned on that amount); or (ii) any costs incurred by AAMI in performing its duties under the Interim AAMI Agreement prior to its termination (plus interest earned on the amount while in the escrow account). Such amount would be released to AAMI, as appropriate, from the escrow account. Any excess monies held in the escrow account would be returned to DMC.

Q. WHAT DID THE BOARD CONSIDER AND REVIEW IN DETERMINING TO RECOMMEND AAMI AS A SUB-ADVISER TO THE FIXED INCOME FUND?

     At its September 2005 Board Meeting, the Trustees met and conferred with representatives of DMC and LPL to consider DMC's recommendation to retain AAMI (including the DIMA Fixed Income Group as part of AAMI) as a sub-adviser to the Fixed Income Fund, and its effects on such Fund. The Board had the assistance of counsel to the Independent Trustees who provided advice on, among other things, the Board's fiduciary obligations in considering the Proposed AAMI Agreement and the Interim AAMI Agreement (together, the "AAMI Agreements").

     The Board reviewed information about AAMI, including its personnel, operations and financial condition, which had been provided by AAMI. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the AAMI Agreements and the various services proposed to be rendered by AAMI; a description of AAMI's proposed sub-advisory fees; information concerning AAMI's organizational structure and the experience of its investment management personnel; a "due diligence" report describing various material items in relation to AAMI's personnel, organization and policies; copies of AAMI's compliance policies and procedures and its Code of Ethics; and copies of the AAMI Agreements.

     In considering the approval of the Interim AAMI Agreement, and the approval of the Proposed AAMI Agreement and its submission to shareholders for their approval, the Board of Trustees focused on: (i) the nature, extent and quality of the services to be provided by AAMI through the DIMA Fixed Income Group; (ii) the investment performance of the DIMA Fixed Income Group; (iii) the benefits of maintaining the consistency of the Sub-Advised Portion's portfolio management team; and (iv) the fees to be charged for the sub-advisory services to be provided by the DIMA Fixed Income Group as part of AAMI with respect to the Sub-Advised Portion.

     The Quality of Services to be Provided. In considering the nature, extent and quality of the services to be provided by the DIMA Fixed Income Group as a part of AAMI, the Board specifically considered that the AAMI Agreements contain substantially similar provisions to those in the DIMA Agreement except those relating to effective date and compliance policies and procedures. The Board also considered the benefits of providing consistency of portfolio management. The Board reviewed materials provided by AAMI regarding its experience and the qualifications of its personnel, and placed weight on AAMI's representation that there are no planned changes with respect to the DIMA Fixed Income Group personnel responsible for security selection and portfolio management of the Sub-Advised Portion of the Fixed Income Fund after the completion of the Acquisition. The Board also gave weight to its discussion with DMC and LPL concerning the autonomy to be provided to the DIMA Fixed Income Group by AAMI after the completion of the Acquisition.

     The Board noted that the DIMA Fixed Income Group, as part of AAMI, would continue to co-manage the Fund with DMC and considered the past compatibility of the investment philosophies and methodologies of the DIMA Fixed Income Group and DMC. The Board also noted that the AAMI Agreements provide DMC with the flexibility to adjust the amount of the Fixed Income Fund's assets to be advised by AAMI. Based upon these considerations, the Board determined that the nature, extent and quality of the services to be provided by AAMI under the AAMI Agreements are satisfactory.

     Investment Performance. With respect to the investment performance of the Fixed Income Fund, the Board looked at the Fund's performance to date relative to its peers and benchmark. The Board again placed weight on AAMI's representation that there are no planned changes with respect to the DIMA Fixed Income Group personnel currently responsible for security selection and portfolio management of the Sub-Advised Portion after the completion of the Acquisition. Based upon these considerations, the Board determined that the performance of the Fixed Income Fund provides evidence of the high quality of portfolio management services expected to be provided by AAMI under the AAMI Agreements.

     The Costs of the Services to be Provided; Economies of Scale. The Board noted that the fees payable to AAMI for the investment sub-advisory services provided by it to the Fixed Income Fund would be paid out of the fee received by DMC in its role as investment manager. The Board also noted that the materials provided to them regarding the Acquisition stated that the management fee paid by the Fixed Income Fund to DMC would stay the same. The Board believed that DMC and its affiliates were not currently realizing any meaningful profits based on the size of the Fixed Income Fund and the reimbursement or waiver of expenses by DMC. The Board considered the fees to be paid to AAMI under the AAMI Agreements, and noted those currently paid under the DIMA Agreement. Information about AAMI's estimated profitability from its proposed relationship with the Fixed Income Fund was not available because AAMI had not begun to provide services to the Sub-Advised Portion. The Board was informed that AAMI may receive certain fall-out benefits in connection with its relationship with the Fixed Income Fund. Based upon these considerations, the Board was able to determine that the fees under the AAMI Agreements are fair and reasonable in relation to the services to be provided to the Fixed Income Fund.

     The Board recognized that economies of scale might be realized as the Fixed Income Fund's assets grow, but concluded that at current asset levels, the implementation of additional fee breakpoints or reductions by DMC was not warranted. The Board had previously stated its intention, however, to monitor future growth in the Fixed Income Fund with a view to considering the appropriateness of instituting additional fee breakpoints or reductions in connection with future investment management agreement approval deliberations.

     Therefore, based on the information provided by DMC and AAMI, and the considerations described above, the Board of Trustees determined that the AAMI Agreements should be approved and that the Proposed AAMI Agreement should be submitted to shareholders with the Board's recommendation for approval.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                     SHAREHOLDERS OF THE FIXED INCOME FUND
                              VOTE FOR PROPOSAL 4.

ADDITIONAL INFORMATION ABOUT DMC AND THE TRUST'S OTHER SERVICE PROVIDERS

     Investment Manager. DMC is registered as an investment adviser with the SEC pursuant to the Advisers Act and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is a series of Delaware Management Business Trust ("DMBT"). DMC and DMBT are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. As of June 30, 2005, DMC was managing approximately $32.1 billion in assets in various open-end and closed-end investment company accounts. Other affiliates of DMC were managing additional institutional and separate account assets in the amount of approximately $78.6 billion as of that date.

     DMC is an indirect, wholly owned subsidiary of Lincoln National Corporation, also known as Lincoln Financial Group, a publicly held corporation. Lincoln National Corporation, with headquarters currently at 1500 Market Street, Suite 3900, Centre Square Tower, Philadelphia, Pennsylvania 19102, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management.

     The Trustees, the Managing Directors and the principal executive officer of DMC and their principal occupations (that are positions with DMC) are as follows: Jude T. Driscoll, Trustee, President and Chief Executive Officer; See
Y. Quek, Trustee, Executive Vice President, Managing Director and Chief Investment Officer-Fixed Income; Patrick P. Coyne, Trustee, Executive Vice President, Managing Director and Chief Investment Officer-Equities; John B. Fields, Trustee and Senior Vice President; Ryan K. Brist, Executive Vice President, Managing Director and Chief Investment Officer-Fixed Income; and Philip N. Russo, Executive Vice President, Chief Financial Officer and Chief Administrative Officer. The address of each of the principal executive officer, the Managing Directors and the Trustees of DMC is 2005 Market Street, Philadelphia, PA 19103.

     The following officers of DMC are also officers of the Trust: John C.E. Campbell serves as Trustee and Executive Vice President - Global Marketing and Client Services of DMC and Chairman and Trustee of the Trust; Joseph H. Hastings serves as Senior Vice President and Senior Financial Services Officer of DMC and Executive Vice President and Chief Financial Officer of the Trust; Michael P. Bishof serves as Senior Vice President-Investment Accounting of DMC and Senior Vice President and Treasurer of the Trust; and David P. O'Connor serves as Trustee and Senior Vice President - Strategic Investment Relationships and Initiatives and General Counsel of DMC and Vice President, Assistant General Counsel and Assistant Secretary of the Trust.

     Administrators and Principal Underwriters. The Funds receive administrative services from DMC, the investment manager, and from DMC's affiliate Delaware Service Company, Inc. ("DSC"), which acts as shareholder servicing, dividend disbursing, accounting services and transfer agent. DSC is located at 2005 Market Street, Philadelphia, PA 19103. For the fiscal year ended March 31, 2005, DSC received $2,842,403 from the Funds for such services. Shareholder approval of the Proposals will not affect the administrative and other services provided by DMC and DSC to the Funds.

     The Funds' principal underwriter is Delaware Distributors, L.P. ("DDLP"), an affiliate of DMC, 2005 Market Street, Philadelphia, PA 19103. DDLP may receive fees from the Funds under distribution plans in connection with the sale and distribution of certain classes of shares of the Funds. For the fiscal year ended March 31, 2005, DDLP received $749,150, $181,380, $299,222 and $995,946 from the Class A, B and C Shares of the Large Cap Value Fund, Small Cap Value Fund, International Fund and Fixed Income Fund, respectively, under such distribution plans.

VOTING REQUIREMENTS

Q.   HOW DO I VOTE MY SHARES?

     You may vote your shares by attending the Special Meeting in person, by mail, by telephone or through the Internet. To cast your vote by mail, simply fill out, sign, date and send us the enclosed proxy card(s) in the postage-paid envelope provided. To vote by telephone or through the Internet, call the toll-free number or visit the web site indicated on your proxy card(s) and follow the recorded or online instructions.

Q.   HOW MANY VOTES ARE NECESSARY TO APPROVE EACH PROPOSAL?

     Provided that 33 1/3% of the outstanding shares of a Fund are present in person or represented by proxy and entitled to vote at the Special Meeting (i.e., a quorum is present), the approval of a Proposal on behalf of a Fund requires the affirmative vote of the lesser of: (i) a majority of the votes attributable to the outstanding shares of that Fund, or (ii) 67% or more of the votes attributable to the shares of that Fund represented at the Special Meeting at which the holders of more than 50% of the votes attributable to the outstanding shares of such Fund are represented in person or by proxy. Each shareholder will be entitled to one vote for each dollar of net asset value per share, and a proportionate fractional vote for any fractional dollar value, held in that Fund on the Record Date. If sufficient votes to approve a Proposal are not received by the date of the Special Meeting, the Special Meeting as to that Proposal may be adjourned to permit further solicitations of proxies for that Proposal. The holders of a majority of the votes attributable to the shares of a Fund entitled to vote at the Special Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Special Meeting with respect to the Proposal relating to such Fund. The Special Meeting as to one or more of the Funds may also be adjourned by the chairperson of the Special Meeting. Any adjourment may be with respect to one or more Proposals, but not necessarily for all Proposals. It is anticipated that the persons named as proxies on the enclosed proxy card(s) will use the authority granted to them to vote on adjournment in their discretion.

     Abstentions will be included for purposes of determining whether a quorum is present at the Special Meeting, but will be treated as votes against a Proposal for purposes of determining whether the matters to be voted upon at the Special Meeting have been approved. Broker non-votes will be included for purposes of determining whether a quorum is present at the Special Meeting, but will be treated as votes against a Proposal for purposes of determining whether the matters to be voted upon at the Special Meeting have been approved. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

Q.   WHAT OTHER MATTERS WILL BE VOTED UPON AT THE SPECIAL MEETING?

     The Board of Trustees of the Trust does not intend to bring any matters before the Special Meeting other than those described in this Proxy Statement. The Board of Trustees also is not aware of any other matters to be brought before the Special Meeting by others. If any other matter legally comes before the Special Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management on any such matter.

Q.   WHO IS ENTITLED TO VOTE?

     Only shareholders of record of the Funds at the close of business on the Record Date will be entitled to vote at the Special Meeting. The following chart describes the number of outstanding shares and net asset value per share for each class of each Fund as of the Record Date:

                                             NUMBER OF SHARES   NET ASSET VALUE
                                               OUTSTANDING         PER SHARE
FUND/SHARE CLASS                              ON RECORD DATE     ON RECORD DATE
----------------                             ----------------   ---------------
Optimum Large Cap Value Fund
   Class A................................      3,385,637.26          $11.18
   Class B................................        819,515.99          $11.10
   Class C................................     11,706,805.68          $11.10
   Institutional..........................     19,890,337.60          $11.21
Optimum Small Cap Value Fund
   Class A................................        843,712.60          $12.85
   Class B................................        167,985.99          $12.68
   Class C................................      2,523,972.10          $12.67
   Institutional..........................      3,150,762.29          $12.94
Optimum International Fund
   Class A................................      1,264,145.60          $12.43
   Class B................................        317,222.68          $12.25
   Class C................................      4,360,833.82          $12.26
   Institutional..........................      5,425,202.53          $12.51
Optimum Fixed Income Fund
   Class A................................      4,693,379.03          $ 9.04
   Class B................................        990,845.96          $ 9.04
   Class C................................     17,802,036.02          $ 9.04
   Institutional..........................     26,361,097.04          $ 9.04

Q.   WHAT OTHER SOLICITATIONS WILL BE MADE?

     This proxy solicitation is being made by the Trust's Board for use at the Special Meeting. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, facsimile transmission or other electronic media, or personal contacts. Officers and employees of the Trust and DMC, without extra pay, may also conduct solicitations by telephone, facsimile and personal interviews. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

     The Trust has engaged Computershare Fund Services, Inc. ("Computershare") to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $60,000 to $170,000, including out of pocket expenses, which will be borne by the applicable Funds and DIMA (with respect to the Fixed Income Fund). Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The Trust has also agreed to indemnify Computershare against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations. As the Special Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal on which the shareholder is entitled to vote. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

PRINCIPAL SHAREHOLDERS

     On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund.

     To the best of the Trust's knowledge, as of the Record Date, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any of the Funds.

SHAREHOLDER REPORTS

     The Trust's most recent annual report to shareholders, dated March 31, 2005, was previously mailed to shareholders. A copy of this report is available upon request by calling or writing the Trust at the telephone number and address shown on the top of the Notice of Special Meeting of Shareholders.

SHAREHOLDER PROPOSALS

     The Funds are not required, and do not intend, to hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholders' meeting should send their written proposals to the Funds' officers, c/o of Delaware Investments, 2005 Market Street, Philadelphia, PA 19103, so that they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including the adjournment or postponement of the Special Meeting, the persons name on the enclosed proxy card(s) will vote on such matters in accordance with the views of the Trust's management.

                                   EXHIBIT A

                             SUB-ADVISORY AGREEMENT


     AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST (the "Investment Manager") and TCW INVESTMENT MANAGEMENT COMPANY (the "Sub-Adviser").

                                  WITNESSETH:

     WHEREAS, OPTIMUM FUND TRUST (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a statutory trust under the laws of the State of Delaware; and

     WHEREAS, OPTIMUM LARGE CAP VALUE FUND (the "Fund") is a series of the Trust; and

     WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the "Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engage in the business of providing investment advisory services; and

     WHEREAS, the Board of Trustees (the "Board" or the "Trustees") of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the "Managed Portion") in the manner, for the period, and on the terms hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of each Fund listed on Schedule A attached hereto in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as the same may be hereafter modified, amended and/ or supplemented from time to time (hereinafter referred to as the "Prospectus and SAI"), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

        (b) As part of the services it will provide hereunder, the Sub-Adviser is authorized and directed, in its discretion and without prior consultation with the Fund or the Investment Manager to:

             (i) obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;

             (ii) regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser's activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable federal and state laws and regulations and Trust policies and procedures;

             (iii) provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Fund's Prospectus and SAI, and any permissible reports and materials prepared by the Fund or its agent;

             (iv) provide information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in the determination of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board;

             (v) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations ("Corporate Actions") with respect to the issuers of securities in which Fund assets may be invested, provided materials relating to such Corporate Actions have been forwarded to the Sub-Adviser in a timely fashion by the Fund's custodian or otherwise known to the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

             (vi) provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in conducting ongoing due diligence and performance monitoring; and

             (vii) except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

        (c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an "affiliated person" of the Fund concerning transactions for the Fund in securities or other assets. In no instance will any portfolio securities of the Fund be purchased from, or sold to, the Investment Manager, the Sub-Adviser, the Trust's principal underwriter, or any affiliated persons of the Trust, the Investment Manager, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (the "SEC") and the 1940 Act, including Rule 17a-7 thereunder. The Sub-Adviser acknowledges that the Investment Manager and the Trust may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3- 1 and Rule 17e-1 under the 1940 Act.

        (d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the provisions of the following that apply to the Sub-Adviser's activities in regards to the Fund: (i) the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time; (ii) the Trust's By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time;
             (iii) the Fund's Prospectus and SAI; (iv) the 1940 Act and the Advisers Act and the rules under each and all other federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust's compliance policies and procedures adopted from time to time by the Board for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1(e)(1) under the 1940 Act) (together, the "Trust Compliance Procedures") and any other Trust policies and procedures adopted from time to time by the Board; and (vi) the written instructions of the Investment Manager. The Investment Manager agrees to provide the Sub-Adviser with current copies of the Trust's and the Fund's documents mentioned above and all changes made to such documents.

        (e) In order to assist the Trust and the Trust's chief compliance officer (the "Trust CCO") and the Investment Manager and the Investment Manager's Chief Compliance Officer (the "IM CCO") in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Adviser Act, respectively, the

             Sub-Adviser shall provide to the Trust CCO and/or IM CCO: (i) direct access to the Sub-Adviser's chief compliance officer (the "Sub-Adviser CCO") and its officers and employees, as reasonably requested by the Trust CCO and/or IM CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures that apply to the Sub-Adviser in managing the Managed Portion; and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-Adviser's management of the Managed Portion.

             The Sub-Adviser shall promptly provide the Trust CCO and IM CCO with copies and summaries of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws and to prevent violation of the Advisers Act (together, the "Sub-Adviser Compliance Procedures"); and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO and IM CCO so as to facilitate the Trust CCO's and IM CCO's performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO and IM CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Managed Portion. The Sub-Adviser shall allow the Trust CCO and/or the IM CCO, as reasonably requested from time to time, access to examine and review the Sub-Adviser's Compliance Procedures and the Sub-Adviser's adherence thereto. The Sub-Adviser shall provide to the Trust CCO and IM CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Managed Portion; and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Managed Portion. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO and IM CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws, including the conduct and results of our annual review for adequacy and effectiveness.

        (f) The Sub-Adviser shall assist the Fund in the preparation of the Trust's registration statement, the Prospectus and SAI, shareholder reports and other regulatory filings, or any amendment or supplement thereto (collectively, "Regulatory Filings"), and shall provide the Fund with disclosure for use in the Fund's Regulatory Filings, including, without limitation, disclosure related to the Sub-Adviser's investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies. The Sub-Adviser shall provide such certifications regarding the Fund as the Trust's officers may reasonably request for purposes of the preparation of any Regulatory Filings.

        (g) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust.

     2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.

        (b) Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

        (c) In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager, and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

     3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time, and (ii) as described in the Fund's Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

        (b) Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), cause the Managed Portion to pay a broker or dealer that provides brokerage or research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Fund or its other advisory clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Board or the Investment Manager may direct the Sub-Adviser to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

        (c) Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by
             Section 11(a)(1)(H) of the Exchange Act.

     4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Schedule A attached hereto.

     5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

        (b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser's actual or fictitious name(s), mark, derivative and/or logo (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser's actual or fictitious name(s), mark, derivative and/or logo.

        (c) The Sub-Adviser shall not use the Investment Manager's name (or that of any affiliate of the Investment Manager) or otherwise refer to the Investment Manager in any materials distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark, derivative and/or logo of the Investment Manager, the Trust and the Fund.

     7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, the Sub-Adviser shall not be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub- Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of Sub-Adviser, whether public or private.

        (b) The Investment Manager shall indemnify the Sub-Adviser and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (which shall not include the Trust or the Fund) (collectively, "Sub-Adviser Related Persons") to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, (collectively "Losses") incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

        (c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Investment Manager Related Persons") to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or "interested persons" of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

        (b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

        (c) This Agreement may be terminated by the Investment Manager or the Trust at any time, without the payment of a penalty, on written notice to the Sub-Adviser of the Investment Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on sixty (60) days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation to respond for a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

     9. Any information and advice furnished by any party to this Agreement to the other party or parties, including material non-public information with respect to the Fund (which includes the portfolio holdings of the Fund), shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

             (i) is already known to the receiving party at the time it is obtained;

             (ii) is or becomes publicly known or available through no wrongful act of the receiving party;

             (iii) is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;

             (iv) is released by the protected party to a third party without restriction;

             (v) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party will provide the other party written notice of such requirement, to the extent such notice is permitted);

             (vi) is relevant to the defense of any claim or cause of action asserted against the receiving party; or

             (vii) has been or is independently developed or obtained by the receiving party.

     The Sub-Adviser shall not disclose any "nonpublic personal information" (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

     10.The Sub-Adviser represents, warrants and agrees that:

        (a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

        (b) The Sub-Adviser has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and will provide the Investment Manager and the Board with copies of such policies and procedures and code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-1, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule

             17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser's code of ethics relating to the services the Sub- Adviser performs under this Agreement.

        (c) The Sub-Adviser has provided the Trust and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Trust and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub- Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

        (d) The Sub-Adviser will notify the Trust and the Investment Manager of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control of the Sub-Adviser. In the event that there is a proposed change in control of the Sub-Adviser that would act to terminate this Agreement, and if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, the Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the Fund to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies. In the event that such proposed change in control of the Sub-Adviser shall occur following either: (i) receipt by the Investment Manager and the Trust of an exemptive order issued by the SEC with respect to the appointment of sub-advisers absent shareholder approval, or (ii) the adoption of proposed Rule 15a-5 under the 1940 Act, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a statement, required by the exemptive order or Rule 15a-5, containing all information that would be included in a proxy statement (an "Information Statement"). In addition, if the Sub-Adviser shall resign, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a proxy statement and soliciting materials or an Information Statement, as applicable.

        (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

        (f) The Sub-Adviser has implemented policies and procedures that will prevent the disclosure by the Sub-Adviser, its employees or agents of the Fund's portfolio holdings to any person or entity other than the Investment Manager, the Trust's custodian, or other persons expressly designated by the Investment Manager.

     11. This Agreement shall extend to and bind the successors of the parties hereto.

     12. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13. All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

        If to the Sub-Adviser:                 Ron Redell
                                               865 South Figueroa Street,
                                               Suite 1800 Los Angeles, CA 90017;
                                               with a copy to General Counsel
                                               at same address

        If to the Fund:                        John C.E. Campbell
                                               2005 Market Street
                                               Philadelphia, PA 19103;
                                               with a copy to General Counsel
                                               at same address

        If to the Investment Manager:          Jude Driscoll
                                               2005 Market Street
                                               Philadelphia, PA 19103;
                                               with a copy to General Counsel
                                               at same address


     14. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," and "assignment" shall have the meanings given them in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the ______ day of __________________, 2005.

TCW INVESTMENT                              DELAWARE MANAGEMENT COMPANY,
MANAGEMENT COMPANY                          A SERIES OF DELAWARE MANAGEMENT
                                            BUSINESS TRUST


By: _______________________________         By: _______________________________
Name:                                       Name:
Title:                                      Title:


Attest: ____________________________        Attest: ____________________________


Agreed to and accepted as of the day and year first above written:

                                            OPTIMUM FUND TRUST
                                            ON BEHALF OF OPTIMUM LARGE CAP VALUE
                                            FUND


                                            By: ________________________________

                                            Attest: ____________________________

                                   SCHEDULE A
                                       TO
                             SUB-ADVISORY AGREEMENT

                                ----------------

                                  FEE SCHEDULE

                                ----------------

     The compensation payable to Sub-Adviser for its services to Paragraph 4 of the Sub-Advisory Agreement shall be calculated and paid as follows in regards to Optimum Large Cap Value Fund:

     The total fee will be the sum of the following percentages (on an annual basis) of the total assets within the Managed Portion(s) sub-advised by Sub-Adviser:

     0.70% (70 basis points) of the first $25 million within the Managed Portion(s)

     0.50% (50 basis points) of the next $75 million within the Managed
     Portion(s)

     0.35% (35 basis points) of the next $150 million within the Managed Portion(s)

     0.325% (32.5 basis points) of all assets above $250 million within the Managed Portion(s)

     The fee shall be payable on the Managed Portion's average daily net assets monthly to the Sub-Adviser on or before the tenth (10th) day of the next succeeding calendar month. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs. Each month, the Investment Manager will provide the Sub-Adviser with a worksheet accompanying payment of the sub-advisory fee that sets forth the computation of such sub-advisory fee. In addition to the above fees, the Sub-Adviser shall be entitled to compensation in an amount equal to any shortfall/difference between the amount Sub-Adviser was paid under the fee schedule for the Interim Sub-Advisory Agreement between Investment Manager and Sub-Adviser and the amount Sub-Adviser would have been paid under the fee schedule above if it had been in effect during such period. The shortfall/difference will be calculated and paid only for the period between the effective date of the Interim Sub-Advisory Agreement and the effective date of this Sub-Advisory Agreement.

                                   EXHIBIT B

                             SUB-ADVISORY AGREEMENT

     AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST (the "Investment Manager") and THE KILLEN GROUP, INC. (the "Sub-Adviser").

                                  WITNESSETH:

     WHEREAS, OPTIMUM FUND TRUST (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a statutory trust under the laws of the State of Delaware; and

     WHEREAS, OPTIMUM SMALL CAP VALUE FUND (the "Fund") is a series of the Trust; and

     WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the "Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engage in the business of providing investment advisory services; and

     WHEREAS, the Board of Trustees (the "Board" or the "Trustees") of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the "Managed Portion") in the manner, for the period, and on the terms hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of each Fund listed on Schedule A attached hereto in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as the same may be hereafter modified, amended and/ or supplemented from time to time (hereinafter referred to as the "Prospectus and SAI"), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

        (b) As part of the services it will provide hereunder, the Sub-Adviser is authorized and directed, in its discretion and without prior consultation with the Fund or the Investment Manager to:

             (i) obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;

             (ii) regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser's activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable federal and state laws and regulations and Trust policies and procedures;

             (iii) provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Fund's Prospectus and SAI, and any permissible reports and materials prepared by the Fund or its agent;

             (iv) provide information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in the determination of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board;

             (v) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations ("Corporate Actions") with respect to the issuers of securities in which Fund assets may be invested, provided materials relating to such Corporate Actions have been forwarded to the Sub-Adviser in a timely fashion by the Fund's custodian or otherwise known to the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

             (vi) provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in conducting ongoing due diligence and performance monitoring; and

             (vii) except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

        (c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an "affiliated person" of the Fund concerning transactions for the Fund in securities or other assets. In no instance will any portfolio securities of the Fund be purchased from, or sold to, the Investment Manager, the Sub-Adviser, the Trust's principal underwriter, or any affiliated persons of the Trust, the Investment Manager, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (the "SEC") and the 1940 Act, including Rule 17a-7 thereunder. The Sub-Adviser acknowledges that the Investment Manager and the Trust may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act.

        (d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:
             (i) the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time; (ii) the Trust's By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time; (iii) the Fund's Prospectus and SAI; (iv) the 1940 Act and the Advisers Act and the rules under each and all other federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust's compliance policies and procedures adopted from time to time by the Board for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1(e)(1) under the 1940 Act) (together, the "Trust Compliance Procedures") and any other Trust policies and procedures adopted from time to time by the Board; and (vi) the written instructions of the Investment Manager. The Investment Manager agrees to provide the Sub-Adviser with current copies of the Trust's and the Fund's documents mentioned above and all changes made to such documents.

        (e) In order to assist the Trust and the Trust's chief compliance officer (the "Trust CCO") and the Investment Manager and the Investment Manager's Chief Compliance Officer (the "IM CCO") in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Adviser Act, respectively, the Sub-Adviser shall provide to the Trust CCO and/or IM CCO: (i) direct access to the Sub-Adviser's chief compliance officer (the "Sub-Adviser CCO") and its officers and employees, as reasonably requested by the Trust CCO and/or IM CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Managed Portion; and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-Adviser's management of the Managed Portion.

             The Sub-Adviser shall promptly provide the Trust CCO and IM CCO with copies and summaries of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws and to prevent violation of the Advisers Act (together, the "Sub-Adviser Compliance Procedures"); and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO and IM CCO so as to facilitate the Trust CCO's and IM CCO's performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO and IM CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Managed Portion. The Sub-Adviser shall allow the Trust CCO and/or the IM CCO, as reasonably requested from time to time, access to examine and review the Sub-Adviser's Compliance Procedures and the Sub-Adviser's adherence thereto. The Sub-Adviser shall provide to the Trust CCO and IM CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Managed Portion; and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Managed Portion. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO and IM CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws, including the conduct and results of our annual review for adequacy and effectiveness.

        (f) The Sub-Adviser shall assist the Fund in the preparation of the Trust's registration statement, the Prospectus and SAI, shareholder reports and other regulatory filings, or any amendment or supplement thereto (collectively, "Regulatory Filings"), and shall provide the Fund with disclosure for use in the Fund's Regulatory Filings, including, without limitation, disclosure related to the Sub-Adviser's investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies. The Sub-Adviser shall provide such certifications regarding the Fund as the Trust's officers may reasonably request for purposes of the preparation of any Regulatory Filings.

        (g) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust.

     2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.

        (b) Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

        (c) In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager, and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

     3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time, and (ii) as described in the Fund's Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

        (b) Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent authorized by
             Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), cause the Managed Portion to pay a broker or dealer that provides brokerage or research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Fund or its other advisory clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Board or the Investment Manager may direct the Sub-Adviser to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

        (c) Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by
             Section 11(a)(1)(H) of the Exchange Act.

     4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Schedule A attached hereto.

     5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

        (b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser's actual or fictitious name(s), mark, derivative and/or logo (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser's actual or fictitious name(s), mark, derivative and/or logo.

        (c) The Sub-Adviser shall not use the Investment Manager's name (or that of any affiliate of the Investment Manager) or otherwise refer to the Investment Manager in any materials distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark, derivative and/or logo of the Investment Manager, the Trust and the Fund.

     7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, the Sub-Adviser shall not be liable to the Trust, the

             Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of Sub-Adviser, whether public or private.

        (b) The Investment Manager shall indemnify the Sub-Adviser and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (which shall not include the Trust or the Fund) (collectively, "Sub-Adviser Related Persons") to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, (collectively "Losses") incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

        (c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Investment Manager Related Persons") to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or "interested persons" of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

        (b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

        (c) This Agreement may be terminated by the Investment Manager or the Trust at any time, without the payment of a penalty, on written notice to the Sub-Adviser of the Investment Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on sixty (60) days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation to respond for a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

     9. Any information and advice furnished by any party to this Agreement to the other party or parties, including material non-public information with respect to the Fund (which includes the portfolio holdings of the Fund), shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

             (i) is already known to the receiving party at the time it is obtained;

             (ii) is or becomes publicly known or available through no wrongful act of the receiving party;

             (iii) is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;

             (iv) is released by the protected party to a third party without restriction;

             (v) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party will provide the other party written notice of such requirement, to the extent such notice is permitted);

             (vi) is relevant to the defense of any claim or cause of action asserted against the receiving party; or

             (vii) has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any "nonpublic personal information" (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

     10. The Sub-Adviser represents, warrants and agrees that:

         (a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

         (b) The Sub-Adviser has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and will provide the Investment Manager and the Board with copies of such policies and procedures and code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-1, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule

             17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement.

        (c) The Sub-Adviser has provided the Trust and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Trust and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

        (d) The Sub-Adviser will notify the Trust and the Investment Manager of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control of the Sub-Adviser. In the event that there is a proposed change in control of the Sub-Adviser that would act to terminate this Agreement, and if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, the Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the Fund to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies. In the event that such proposed change in control of the Sub-Adviser shall occur following either: (i) receipt by the Investment Manager and the Trust of an exemptive order issued by the SEC with respect to the appointment of sub-advisers absent shareholder approval, or (ii) the adoption of proposed Rule 15a-5 under the 1940 Act, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a statement, required by the exemptive order or Rule 15a-5, containing all information that would be included in a proxy statement (an "Information Statement"). In addition, if the Sub-Adviser shall resign, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a proxy statement and soliciting materials or an Information Statement, as applicable.

        (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

        (f) The Sub-Adviser has implemented policies and procedures that will prevent the disclosure by the Sub-Adviser, its employees or agents of the Fund's portfolio holdings to any person or entity other than the Investment Manager, the Trust's custodian, or other persons expressly designated by the Investment Manager.

     11. This Agreement shall extend to and bind the successors of the parties hereto.

     12. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13. All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

        If to the Sub-Adviser:                          Raymond J. Munsch President, COO
                                                        The Killen Group, Inc.
                                                        1189 Lancaster Avenue
                                                        Berwyn, PA 19312-1298

                                                               John C.E. Campbell
                                                               2005 Market Street
                                                             Philadelphia, PA 19103;
                                                         with a copy to General Counsel
        If to the Fund:                                          at same address

                                                                  Jude Driscoll
                                                               2005 Market Street
                                                             Philadelphia, PA 19103;
                                                         with a copy to General Counsel
        If to the Investment Manager:                            at same address


     14. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," and "assignment" shall have the meanings given them in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the _____ day of _________, 2005.

THE KILLEN GROUP, INC.                       DELAWARE MANAGEMENT COMPANY,
                                             A SERIES OF DELAWARE MANAGEMENT
                                             BUSINESS TRUST


By: _________________________                By:________________________________
Name:                                        Name:
Title:                                       Title:


Attest:_____________________________         Attest:____________________________


Agreed to and accepted as of the day and year first above written:

                                              OPTIMUM FUND TRUST
                                              ON BEHALF OF OPTIMUM SMALL CAP
                                              VALUE FUND


                                              By: _____________________________

                                              Attest: __________________________

                                   SCHEDULE A
                                       TO
                             SUB-ADVISORY AGREEMENT

                                ----------------

                                  FEE SCHEDULE
                                ----------------

     The compensation payable to Sub-Adviser for its services to Paragraph 4 of the Sub-Advisory Agreement shall be calculated and paid as follows in regards to Optimum Small Cap Value Fund:

     The total fee will be the sum of the following percentages (on an annual basis) of the total assets within the Managed Portion(s) sub-advised by Sub-Adviser:

     0.75% (75 basis points) of the first $25 million within the Managed Portion(s)

     0.60% (60 basis points) of the next $25 million within the Managed
     Portion(s)

     0.50% (50 basis points) of all assets above $50 million within the Managed Portion(s)

     The fee shall be payable on the Managed Portion's average daily net assets monthly to the Sub-Adviser on or before the tenth (10th) day of the next succeeding calendar month. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs. Each month, the Investment Manager will provide the Sub-Adviser with a worksheet accompanying payment of the sub-advisory fee that sets forth the computation of such sub-advisory fee.

                                   EXHIBIT C


                             SUB-ADVISORY AGREEMENT

     AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST (the "Investment Manager") and ALLIANCE CAPITAL MANAGEMENT L.P. (the "Sub-Adviser").

                                  WITNESSETH:

     WHEREAS, OPTIMUM FUND TRUST (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a statutory trust under the laws of the State of Delaware; and

     WHEREAS, OPTIMUM INTERNATIONAL FUND (the "Fund") is a series of the Trust; and

     WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the "Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engage in the business of providing investment advisory services; and

     WHEREAS, the Board of Trustees (the "Board" or the "Trustees") of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the "Managed Portion") in the manner, for the period, and on the terms hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of each Fund listed on Schedule A attached hereto in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as the same may be hereafter modified, amended and/ or supplemented from time to time (hereinafter referred to as the "Prospectus and SAI"), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

        (b) As part of the services it will provide hereunder, the Sub-Adviser is authorized and directed, in its discretion and without prior consultation with the Fund or the Investment Manager to:

             (i) obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;

             (ii) regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser's activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable federal and state laws and regulations and Trust policies and procedures;

             (iii) provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Fund's Prospectus and SAI, and any permissible reports and materials prepared by the Fund or its agent;

             (iv) provide information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in the determination of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board;

             (v) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations ("Corporate Actions") with respect to the issuers of securities in which Fund assets may be invested, provided materials relating to such Corporate Actions have been forwarded to the Sub-Adviser in a timely fashion by the Fund's custodian or otherwise known to the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

             (vi) provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in conducting ongoing due diligence and performance monitoring; and

             (vii) except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

        (c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an "affiliated person" of the Fund concerning transactions for the Fund in securities or other assets. In no instance will any portfolio securities of the Fund be purchased from, or sold to, the Investment Manager, the Sub-Adviser, the Trust's principal underwriter, or any affiliated persons of the Trust, the Investment Manager, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (the "SEC") and the 1940 Act, including Rule 17a-7 thereunder. The Sub-Adviser acknowledges that the Investment Manager and the Trust may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act.

        (d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:
             (i) the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time; (ii) the Trust's By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time; (iii) the Fund's Prospectus and SAI; (iv) the 1940 Act and the Advisers Act and the rules under each and all other federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust's compliance policies and procedures adopted from time to time by the Board for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1(e)(1) under the 1940 Act) (together, the "Trust Compliance Procedures") and any other Trust policies and procedures adopted from time to time by the Board; and (vi) the written instructions of the Investment Manager. The Investment Manager agrees to provide the Sub-Adviser with current copies of the Trust's and the Fund's documents mentioned above and all changes made to such documents.

        (e) In order to assist the Trust and the Trust's chief compliance officer (the "Trust CCO") and the Investment Manager and the Investment Manager's Chief Compliance Officer (the "IM CCO") in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Adviser Act, respectively, the Sub-Adviser shall provide to the Trust CCO and/or IM CCO: (i) direct access to the Sub-Adviser's chief compliance officer (the "Sub-Adviser CCO") and its officers and employees, as reasonably requested by the Trust CCO and/or IM CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Managed Portion; and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-Adviser's management of the Managed Portion.

             The Sub-Adviser shall promptly provide the Trust CCO and IM CCO with copies and summaries of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws and to prevent violation of the Advisers Act (together, the "Sub-Adviser Compliance Procedures"); and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO and IM CCO so as to facilitate the Trust CCO's and IM CCO's performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO and IM CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Managed Portion. The Sub-Adviser shall allow the Trust CCO and/or the IM CCO, as reasonably requested from time to time, access to examine and review the Sub-Adviser's Compliance Procedures and the Sub-Adviser's adherence thereto. The Sub-Adviser shall provide to the Trust CCO and IM CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Managed Portion; and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Managed Portion. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO and IM CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws, including the conduct and results of our annual review for adequacy and effectiveness.

        (f) The Sub-Adviser shall assist the Fund in the preparation of the Trust's registration statement, the Prospectus and SAI, shareholder reports and other regulatory filings, or any amendment or supplement thereto (collectively, "Regulatory Filings"), and shall provide the Fund with disclosure for use in the Fund's Regulatory Filings, including, without limitation, disclosure related to the Sub-Adviser's investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies. The Sub-Adviser shall provide such certifications regarding the Fund as the Trust's officers may reasonably request for purposes of the preparation of any Regulatory Filings.

        (g) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust.

     2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.

        (b) Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

        (c) In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager, and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

     3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time, and (ii) as described in the Fund's Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

        (b) Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent authorized by
             Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), cause the Managed Portion to pay a broker or dealer that provides brokerage or research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Fund or its other advisory clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Board or the Investment Manager may direct the Sub-Adviser to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

        (c) Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by
             Section 11(a)(1)(H) of the Exchange Act.

     4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Schedule A attached hereto.

     5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

        (b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser's actual or fictitious name(s), mark, derivative and/or logo (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser's actual or fictitious name(s), mark, derivative and/or logo.

        (c) The Sub-Adviser shall not use the Investment Manager's name (or that of any affiliate of the Investment Manager) or otherwise refer to the Investment Manager in any materials distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark, derivative and/or logo of the Investment Manager, the Trust and the Fund.

     7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, the Sub-Adviser shall not be liable to the Trust, the

             Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of Sub-Adviser, whether public or private.

        (b) The Investment Manager shall indemnify the Sub-Adviser and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (which shall not include the Trust or the Fund) (collectively, "Sub-Adviser Related Persons") to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, (collectively "Losses") incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

        (c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Investment Manager Related Persons") to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or "interested persons" of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

        (b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

        (c) This Agreement may be terminated by the Investment Manager or the Trust at any time, without the payment of a penalty, on written notice to the Sub-Adviser of the Investment Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on sixty (60) days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation to respond for a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

     9. Any information and advice furnished by any party to this Agreement to the other party or parties, including material non-public information with respect to the Fund (which includes the portfolio holdings of the Fund), shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

              (i) is already known to the receiving party at the time it is obtained;

              (ii) is or becomes publicly known or available through no wrongful act of the receiving party;

              (iii) is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;

              (iv) is released by the protected party to a third party without restriction;

              (v) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party will provide the other party written notice of such requirement, to the extent such notice is permitted);

              (vi) is relevant to the defense of any claim or cause of action asserted against the receiving party; or

              (vii) has been or is independently developed or obtained by the receiving party.

        The Sub-Adviser shall not disclose any "nonpublic personal information" (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

     10.The Sub-Adviser represents, warrants and agrees that:

        (a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

        (b) The Sub-Adviser has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and will provide the Investment Manager and the Board with copies of such policies and procedures and code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-1, the Sub-Adviser shall certify to the

             Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement.

        (c) The Sub-Adviser has provided the Trust and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Trust and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

        (d) The Sub-Adviser will notify the Trust and the Investment Manager of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control of the Sub-Adviser. In the event that there is a proposed change in control of the Sub-Adviser that would act to terminate this Agreement, and if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, the Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the Fund to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies. In the event that such proposed change in control of the Sub-Adviser shall occur following either: (i) receipt by the Investment Manager and the Trust of an exemptive order issued by the SEC with respect to the appointment of sub-advisers absent shareholder approval, or (ii) the adoption of proposed Rule 15a-5 under the 1940 Act, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a statement, required by the exemptive order or Rule 15a-5, containing all information that would be included in a proxy statement (an "Information Statement"). In addition, if the Sub-Adviser shall resign, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a proxy statement and soliciting materials or an Information Statement, as applicable.

        (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

        (f) The Sub-Adviser has implemented policies and procedures that will prevent the disclosure by the Sub-Adviser, its employees or agents of the Fund's portfolio holdings to any person or entity other than the Investment Manager, the Trust's custodian, or other persons expressly designated by the Investment Manager.

     11. This Agreement shall extend to and bind the successors of the parties hereto.

     12. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13. All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

        If to the Sub-Adviser:                         Steve Scanlon
                                                       Alliance Capital Management L.P.
                                                       1345 Avenue of the Americas
                                                       New York, New York 10105
                                                       with a copy to Chief Compliance
                                                       Officer at same address

        If to the Fund:                                John C.E. Campbell
                                                       2005 Market Street
                                                       Philadelphia, PA 19103;
                                                       with a copy to General Counsel at
                                                       same address

        If to the Investment Manager:                  Jude Driscoll
                                                       2005 Market Street
                                                       Philadelphia, PA 19103;
                                                       with a copy to General Counsel at
                                                       same address


     14. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," and "assignment" shall have the meanings given them in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the ______ day of _______, 2005.


ALLIANCE CAPITAL MANAGEMENT L.P.          DELAWARE MANAGEMENT COMPANY,
BY: ALLIANCE CAPITAL MANAGEMENT           A SERIES OF DELAWARE MANAGEMENT
   CORPORATION, ITS GENERAL PARTNER       BUSINESS TRUST

By: _________________________________     By: _______________________________
Name: Louis T. Mangan                     Name:
Title: Assistant Secretary                Title:


Attest:                                   Attest:
_____________________________________     ___________________________________


Agreed to and accepted as of the day and year first above written:

                                          OPTIMUM FUND TRUST
                                          ON BEHALF OF OPTIMUM INTERNATIONAL
                                          FUND

                                          BY:
                                          ___________________________________

                                          ATTEST:
                                          ___________________________________

                                   SCHEDULE A
                                       TO
                             SUB-ADVISORY AGREEMENT

                                ----------------

                                  FEE SCHEDULE

                                ----------------

     The compensation payable to Sub-Adviser for its services to Paragraph 4 of the Sub-Advisory Agreement shall be calculated and paid as follows in regards to the Optimum International Fund:

     The total fee will be the sum of the following percentages (on an annual basis) of the total assets within the Managed Portion(s) sub-advised by Sub-Adviser:

     0.70% (70 basis points) of the first $25 million within the Managed Portion(s)

     0.45% (45 basis points) of the next $25 million within the Managed
     Portion(s)

     0.34% (34 basis points) of the next $200 million within the Managed Portion(s)

     0.33% (33 basis points) of all assets above $250 million within the Managed Portion(s)

     The fee shall be payable on the Managed Portion's average daily net assets monthly to the Sub-Adviser on or before the tenth (10th) day of the next succeeding calendar month. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs. Each month, the Investment Manager will provide the Sub-Adviser with a worksheet accompanying payment of the sub-advisory fee that sets forth the computation of such sub-advisory fee.

                                   EXHIBIT D

                             SUB-ADVISORY AGREEMENT


     AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST (the "Investment Manager") and ABERDEEN ASSET MANAGEMENT INC. (the "Sub-Adviser").

                                  WITNESSETH:

     WHEREAS, OPTIMUM FUND TRUST (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a statutory trust under the laws of the State of Delaware; and

     WHEREAS, OPTIMUM FIXED INCOME FUND (the "Fund") is a series of the Trust;
and

     WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the "Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engage in the business of providing investment advisory services; and

     WHEREAS, the Board of Trustees (the "Board" or the "Trustees") of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the "Managed Portion") in the manner, for the period, and on the terms hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as the same may be hereafter modified, amended and/or supplemented from time to time (hereinafter referred to as the "Prospectus and SAI"), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

        (b) As part of the services it will provide hereunder, the Sub-Adviser is authorized and directed, in its discretion and without prior consultation with the Fund or the Investment Manager to:

             (i) obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;

             (ii) regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser's activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable federal and state laws and regulations and Trust Compliance Procedures (as defined below);

             (iii) provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Fund's Prospectus and SAI, and any permissible reports and materials prepared by the Fund or its agent;

             (iv) provide information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in the determination of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board;

             (v) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations ("Corporate Actions") with respect to the issuers of securities in which Fund assets may be invested, provided materials relating to such Corporate Actions have been forwarded to the Sub-Adviser in a timely fashion by the Fund's custodian or otherwise known to the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

             (vi) provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in conducting ongoing due diligence and performance monitoring; and

             (vii) except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

        (c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an "affiliated person" of the Fund concerning transactions for the Fund in securities or other assets. In no instance will any portfolio securities of the Fund be purchased from, or sold to, the Investment Manager, the Sub-Adviser, the Trust's principal underwriter, or any affiliated persons of the Trust, the Investment Manager, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (the "SEC"), the staff of the SEC, the 1940 Act, and the rules thereunder, including, without limitation, Rule 17a-7. The Sub-Adviser acknowledges that the Investment Manager and the Trust may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act.

        (d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:
             (i) the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time; (ii) the Trust's By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time; (iii) the Fund's Prospectus and SAI; (iv) the 1940 Act and the Advisers Act and the rules under each and all other federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust's compliance policies and procedures adopted from time to time by the Board for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1(e)(1) under the 1940 Act) and any other Trust policies and procedures adopted from time to time by the Board (together, the "Trust Compliance Procedures"); and (vi) the written instructions of the Investment Manager; provided, however, that the Sub- Adviser shall only be subject to, and shall only be required to perform in accordance with, any amendments or modifications to such Trust Compliance Procedures after such amendments or modifications have been provided to the Sub-Adviser in writing. The Investment Manager agrees to provide the Sub-Adviser with current copies of the Trust's and the Fund's documents mentioned above and all changes made to such documents.

        (e) In order to assist the Trust and the Trust's chief compliance officer (the "Trust CCO") and the Investment Manager and the Investment Manager's Chief Compliance Officer (the "IM CCO") in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, respectively, the Sub-Adviser shall provide to the Trust CCO and/or IM CCO: (i) direct access to the Sub-Adviser's chief compliance officer (the "Sub-Adviser CCO") and the Sub-Adviser's officers and employees, as reasonably requested by the Trust CCO and/or IM CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Managed Portion; and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-Adviser's management of the Managed Portion.

             The Sub-Adviser shall promptly provide the Trust CCO and IM CCO with copies and summaries of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws and to prevent violation of the Advisers Act (together, the "Sub-Adviser Compliance Procedures"); and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO and IM CCO so as to facilitate the Trust CCO's and IM CCO's performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO and IM CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Managed Portion. The Sub-Adviser shall allow the Trust CCO and/or the IM CCO, as reasonably requested from time to time, access during regular business hours to examine and review the Sub-Adviser's Compliance Procedures and the Sub-Adviser's adherence thereto. The Sub-Adviser shall provide to the Trust CCO and IM CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Managed Portion; and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Managed Portion. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO and IM CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws, and that the Sub-Adviser has reviewed the adequacy of its policies and procedures established pursuant to Rule 206(4)-7 and the effectiveness of their implementation.

        (f) The Sub-Adviser shall assist the Fund in the preparation of the Trust's registration statement, the Prospectus and SAI, shareholder reports and other regulatory filings, or any amendment or supplement thereto as each relates to the Fund or the Sub-Adviser (collectively, "Regulatory Filings"), and shall provide the Fund with disclosure for use in the Fund's Regulatory Filings, including, without limitation, disclosure related to the Sub-Adviser's investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies. The Sub-Adviser shall provide such certifications regarding the Fund as the Trust's officers may reasonably request for purposes of the preparation of any Regulatory Filings.

        (g) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust.

     2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.

        (b) Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

        (c) In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager, and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

     3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time, and (ii) as described in the Fund's Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

        (b) Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent authorized by
             Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), cause the Managed Portion to pay a broker or dealer that provides brokerage or research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Fund or its other advisory clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Board or the Investment Manager may direct the Sub-Adviser to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

        (c) Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by
             Section 11(a)(1)(H) of the Exchange Act.

     4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Schedule A attached hereto.

     5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

        (b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser's actual or fictitious name(s), mark, derivative and/or logo (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser's actual or fictitious name(s), mark, derivative and/or logo.

        (c) The Sub-Adviser shall not use the Investment Manager's name (or that of any affiliate of the Investment Manager) or otherwise refer to the Investment Manager in any materials distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark, derivative and/or logo of the Investment Manager, the Trust and the Fund.

     7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, the Sub-Adviser shall not be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of Sub-Adviser, whether public or private.

        (b) The Investment Manager shall indemnify the Sub-Adviser and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (which shall not include the Trust or the Fund) (collectively, "Sub-Adviser Related Persons") to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, (collectively "Losses") incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

        (c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Investment Manager Related Persons") to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     8. (a) This Agreement shall be executed and become effective as of __________, 2005; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or "interested persons" of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

        (b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

        (c) This Agreement may be terminated by the Investment Manager or the Trust at any time, without the payment of a penalty, on ten (10) days' written notice to the Sub-Adviser of the Investment
             Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on sixty (60) days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation to respond for a breach of this Agreement committed prior to such termination,
             (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

     9. Any information and advice furnished by any party to this Agreement to the other party or parties, including material non-public information with respect to the Fund (which includes the portfolio holdings of the Fund), shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

             (i) is already known to the receiving party at the time it is obtained;

             (ii) is or becomes publicly known or available through no wrongful act of the receiving party;

             (iii) is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;

             (iv) is released by the protected party to a third party without restriction;

             (v) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party will provide the other party written notice of such requirement, to the extent such notice is permitted);

             (vi) is relevant to the defense of any claim or cause of action asserted against the receiving party; or

             (vii) has been or is independently developed or obtained by the receiving party; or

             (viii) is reasonably required to be disclosed in order to satisfy statutory or regulatory requirements relating to services provided hereunder such as to a service provider to the Trust (e.g., the Trust's independent accountants or legal representative); provided, however that in the event of such disclosure the protected party will be promptly notified.

             The Sub-Adviser shall not disclose any "nonpublic personal information" (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

     10. The Sub-Adviser represents, warrants and agrees that:

         (a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

        (b) The Sub-Adviser has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and will provide the Investment Manager and the Board with copies of such policies and procedures and code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-1, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement.

        (c) The Sub-Adviser has provided the Trust and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Trust and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

        (d) The Sub-Adviser will notify the Trust and the Investment Manager of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control of the Sub-Adviser. In the event that there is a proposed change in control of the Sub-Adviser that would act to terminate this Agreement, and if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, the Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the Fund to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies. In the event that such proposed change in control of the Sub-Adviser shall occur following either: (i) receipt by the Investment Manager and the Trust of an exemptive order issued by the SEC with respect to the appointment of sub-advisers absent shareholder approval, or (ii) the adoption of proposed Rule 15a-5 under the 1940 Act, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a statement, required by the exemptive order or Rule 15a-5, containing all information that would be included in a proxy statement (an "Information Statement").

        (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

        (f) The Sub-Adviser has implemented policies and procedures that are reasonably designed to prevent the disclosure by the Sub-Adviser, its employees or agents of the Fund's portfolio holdings to any person or entity other than the Investment Manager, the Trust's custodian, or other persons expressly designated by the Investment Manager.

     11. This Agreement shall extend to and bind the successors of the parties hereto.

     12. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13. All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

        If to the Sub-Adviser:            THROUGH NOVEMBER 30, 2005 (SUBJECT TO
                                          CHANGE)
                                          Mr. Christian Pittard
                                          Aberdeen Asset Management Inc.
                                          1114 Avenue of the Americas,
                                          34th Floor
                                          New York, NY 10036

                                          STARTING DECEMBER 1, 2005 (SUBJECT TO
                                          CHANGE)
                                          Mr. Christian Pittard
                                          Chief Executive Officer
                                          Aberdeen Asset Management Inc.
                                          1735 Market Street
                                          Philadelphia, PA 19103

        If to the Fund:                   John C.E. Campbell
                                          2005 Market Street
                                          Philadelphia, PA 19103;

                                          with a copy to General Counsel
                                          at same address

        If to the Investment Manager:     Jude Driscoll
                                          2005 Market Street
                                          Philadelphia, PA 19103;
                                          with a copy to General Counsel
                                          at same address


     14. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," and "assignment" shall have the meanings given them in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the ____ day of _______, 2005.

ABERDEEN ASSET MANAGEMENT INC.            DELAWARE MANAGEMENT COMPANY,
                                          A SERIES OF DELAWARE MANAGEMENT
                                          BUSINESS TRUST


By:_______________________________        By:________________________________
Name:  Christian Pittard                  Name:
Title:  [Chief Executive Officer]         Title:


Attest:                                   Attest:


Agreed to and accepted as of the day and year first above written:

                                                  OPTIMUM FUND TRUST
                                                  ON BEHALF OF OPTIMUM FIXED
                                                  INCOME FUND

                                                  BY: _______________________

                                                  ATTEST: ______________________

                                   SCHEDULE A
                                       TO
                             SUB-ADVISORY AGREEMENT

                                ----------------

                                  FEE SCHEDULE

                                ----------------

     The compensation payable to Sub-Adviser for its services pursuant to Paragraph 4 of the Sub-Advisory Agreement shall be calculated and accrued daily and paid monthly at the annual rate of:

     0.375% (37.5 basis points) of the first $25 million of average daily net assets in the Managed Portion

     0.30% (30 basis points) of the next $75 million of average daily net assets in the Managed Portion

     0.20% (20 basis points) of the next $400 million of average daily net assets in the Managed Portion

     0.175% (17.5 basis points) of all assets above $500 million of average daily net assets in the Managed Portion

     The fee shall be payable monthly to the Sub-Adviser on or before the tenth
(10th) day of the next succeeding calendar month. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs. Each month, the Investment Manager will provide the Sub-Adviser with a worksheet accompanying payment of the sub-advisory fee that sets forth the computation of such sub-advisory fee.

                                                THREE EASY WAYS TO VOTE

            TO VOTE BY MAIL                       TO VOTE BY INTERNET                   TO VOTE BY TELEPHONE
1)  Read the proxy statement.            1)  Read the proxy statement and have   1)  Read the proxy statement and
2)  Check the appropriate boxes              the proxy card at hand.                 have the proxy card at hand.
    on the reverse side.                 2)  Go to WWW.PROXYWEB.COM              2)  Call 1-800-690-6903
3)  Sign and date the proxy card         3)  Follow the on-line directions.      3)  Follow the recorded
    below.                                                                           instructions.
4)  Return the proxy card in the
    envelope provided.



999 999 999 999 99

OPTIMUM LARGE CAP VALUE FUND                                       JOINT SPECIAL MEETING OF SHAREHOLDERS -
                                                                   NOVEMBER 17, 2005

                                                                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                                   TRUSTEES.

The undersigned hereby appoints Michael P. Bishof, John C.E. Campbell, Anthony G. Ciavarelli and Joseph H. Hastings,
or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of
Shareholders (the "Special Meeting") of the fund named above (the "Fund"), a series of the Trust (as defined in the proxy statement) to be held at the offices of Delaware Investments located at Two Commerce Square, 2001 Market
Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on Thursday, November 17, 2005 at 4:00 p.m. (E.S.T.),
or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Special Meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL 1 DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" PROPOSAL 1, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER
THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND
MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ENTER YOUR VOTING INSTRUCTIONS USING THE INTERNET OR
TOUCH TONE PHONE BY FOLLOWING THE INSTRUCTIONS ABOVE.

                                                          Date ___________________________, 2005

                                                          Signature(s) (Joint Owners) (Please sign within box)
                                                          -----------------------------------------------------------


                                                          -----------------------------------------------------------
                                                          THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                          SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                          ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION,
                                                          PLEASE DATE AND SIGN NAME OR NAMES ABOVE AS PRINTED ON
                                                          THIS CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                                                          INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS,
                                                          ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                          ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE
                                                          FULL TITLE AS SUCH.


                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK. |X|
To approve a new Sub-Advisory Agreement between Delaware Management    For      Against    Abstain
Company, a series of Delaware Management Business Trust and the
Fund's investment manager, and TCW  Investment Management Company      |_|        |_|         |_|
("TCW") under which TCW would serve as one of two sub-advisers to such Fund.



                             PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                THREE EASY WAYS TO VOTE
            TO VOTE BY MAIL                       TO VOTE BY INTERNET                   TO VOTE BY TELEPHONE
1)  Read the proxy statement.            1)  Read the proxy statement and have   1)  Read the proxy statement and
2)  Check the appropriate boxes              the proxy card at hand.                 have the proxy card at hand.
    on the reverse side.                 2)  Go to WWW.PROXYWEB.COM              2)  Call 1-800-690-6903
3)  Sign and date the proxy card         3)  Follow the on-line directions.      3)  Follow the recorded
    below.                                                                           instructions.
4)  Return the proxy card in the
    envelope provided.



999 999 999 999 99

OPTIMUM SMALL CAP VALUE FUND                                       JOINT SPECIAL MEETING OF SHAREHOLDERS -
                                                                   NOVEMBER 17, 2005

                                                                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                                   TRUSTEES.
The undersigned hereby appoints Michael P. Bishof, John C.E. Campbell, Anthony G. Ciavarelli and Joseph H. Hastings,
or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of
Shareholders (the "Special Meeting") of the fund named above (the "Fund"), a series of the Trust (as defined in the proxy statement) to be held at the offices of Delaware Investments located at Two Commerce Square, 2001 Market
Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on Thursday, November 17, 2005 at 4:00 p.m. (E.S.T.),
or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Special Meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL 2 DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" PROPOSAL 2, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER
THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND
MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ENTER YOUR VOTING INSTRUCTIONS USING THE INTERNET OR
TOUCH TONE PHONE BY FOLLOWING THE INSTRUCTIONS ABOVE.

                                                          Date ___________________________, 2005

                                                          Signature(s) (Joint Owners) (Please sign within box)
                                                          -----------------------------------------------------------


                                                          -----------------------------------------------------------
                                                          THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                          SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                          ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION,
                                                          PLEASE DATE AND SIGN NAME OR NAMES ABOVE AS PRINTED ON THIS
                                                          CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED.
                                                          WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT
                                                          OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                          ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE
                                                          FULL TITLE AS SUCH.

                           PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK. |X|
To approve a new Sub-Advisory Agreement between Delaware Management      For    Against     Abstain
Company, a series of Delaware Management Business Trust and the
Fund's investment manager, and The Killen Group, Inc. ("Killen")         |_|      |_|         |_|
under which Killen would serve as one of three sub-advisers to such
Fund.



                                     PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                THREE EASY WAYS TO VOTE
            TO VOTE BY MAIL                       TO VOTE BY INTERNET                   TO VOTE BY TELEPHONE
1)  Read the proxy statement.            1)  Read the proxy statement and have   1)  Read the proxy statement and
2)  Check the appropriate boxes              the proxy card at hand.                 have the proxy card at hand.
    on the reverse side.                 2)  Go to WWW.PROXYWEB.COM              2)  Call 1-800-690-6903
3)  Sign and date the proxy card         3)  Follow the on-line directions.      3)  Follow the recorded
    below.                                                                           instructions.
4)  Return the proxy card in the
    envelope provided.



999 999 999 999 99

OPTIMUM INTERNATIONAL FUND                                         JOINT SPECIAL MEETING OF SHAREHOLDERS -
                                                                   NOVEMBER 17, 2005

                                                                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                                   TRUSTEES.
The undersigned hereby appoints Michael P. Bishof, John C.E. Campbell, Anthony G. Ciavarelli and Joseph H. Hastings,
or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of
Shareholders (the "Special Meeting") of the fund named above (the "Fund"), a series of the Trust (as defined in the proxy statement) to be held at the offices of Delaware Investments located at Two Commerce Square, 2001 Market Street,
2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on Thursday, November 17, 2005 at 4:00 p.m. (E.S.T.), or at
any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Special Meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL 3 DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" PROPOSAL 3, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER
THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND
MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ENTER YOUR VOTING INSTRUCTIONS USING THE INTERNET OR
TOUCH TONE PHONE BY FOLLOWING THE INSTRUCTIONS ABOVE.

                                                          Date ___________________________, 2005

                                                          Signature(s) (Joint Owners) (Please sign within box)
                                                          -----------------------------------------------------------


                                                          -----------------------------------------------------------
                                                          THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                          SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                          ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION,
                                                          PLEASE DATE AND SIGN NAME OR NAMES ABOVE AS PRINTED ON THIS
                                                          CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED.
                                                          WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT
                                                          OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                          ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE
                                                          FULL TITLE AS SUCH.

                             PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK. |X|
To approve a new Sub-Advisory Agreement between Delaware Management Company,         For      Against    Abstain
a series of Delaware Management Business Trust and the Fund's investment
manager, and Alliance Capital Management L.P. ("Alliance") under which               |_|         |_|       |_|
Alliance would serve  as one of two sub-advisers to such Fund.



                                       PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                THREE EASY WAYS TO VOTE
            TO VOTE BY MAIL                       TO VOTE BY INTERNET                   TO VOTE BY TELEPHONE
1)  Read the proxy statement.            1)  Read the proxy statement and have   1)  Read the proxy statement and
2)  Check the appropriate boxes              the proxy card at hand.                 have the proxy card at hand.
    on the reverse side.                 2)  Go to WWW.PROXYWEB.COM              2)  Call 1-800-690-6903
3)  Sign and date the proxy card         3)  Follow the on-line directions.      3)  Follow the recorded
    below.                                                                           instructions.
4)  Return the proxy card in the
    envelope provided.



999 999 999 999 99

OPTIMUM FIXED INCOME FUND                                          JOINT SPECIAL MEETING OF SHAREHOLDERS -
                                                                   NOVEMBER 17, 2005

                                                                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                                   TRUSTEES.

The undersigned hereby appoints Michael P. Bishof, John C.E. Campbell, Anthony G. Ciavarelli and Joseph H. Hastings,
or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of
Shareholders (the "Special Meeting") of the fund named above (the "Fund"), a series of the Trust (as defined in the proxy statement) to be held at the offices of Delaware Investments located at Two Commerce Square, 2001 Market Street,
2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on Thursday, November 17, 2005 at 4:00 p.m. (E.S.T.), or at
any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Special Meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL 4 DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" PROPOSAL 4, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER
THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND
MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ENTER YOUR VOTING INSTRUCTIONS USING THE INTERNET OR
TOUCH TONE PHONE BY FOLLOWING THE INSTRUCTIONS ABOVE.

                                                          Date ___________________________, 2005

                                                          Signature(s) (Joint Owners) (Please sign within box)
                                                          -----------------------------------------------------------


                                                          -----------------------------------------------------------
                                                          THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                          SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                          ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION,
                                                          PLEASE DATE AND SIGN NAME OR NAMES ABOVE AS PRINTED ON THIS
                                                          CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED.
                                                          WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT
                                                          OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                          ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE
                                                          FULL TITLE AS SUCH.

                             PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK. |X|
To approve a new Sub-Advisory Agreement between Delaware Management Company, a       For      Against      Abstain
series of Delaware Management Business Trust and the Fund's investment manager,
and Aberdeen Asset Management Inc. ("AAMI") under which AAMI would serve as the       |_|       |_|         |_|
Fund's sub-adviser.



                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.